                                  UAM FUNDS

                                  Prospectus
                                  January 22, 1998, as supplemented May 14, 1998



           -----------------------------
            ICM Small Company Portfolio
            & ICM Equity Portfolio
           -----------------------------

           Institutional Class Shares


           [LOGO OF UAM FUNDS APPEARS HERE]

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Fund Expenses..............................................................   1
Prospectus Summary.........................................................   3
Risk Factors...............................................................   4
Financial Highlights.......................................................   5
Investment Objectives......................................................   7
Investment Policies........................................................   7
Other Investment Policies..................................................   9
Investment Limitations.....................................................  13
Purchase of Shares.........................................................  14
Redemption of Shares.......................................................  17
Shareholder Services.......................................................  20
Valuation of Shares........................................................  21
Performance Calculations...................................................  22
Dividends, Capital Gains Distributions and Taxes...........................  23
Investment Adviser.........................................................  24
Adviser's Historical Performance...........................................  27
Administrative Services....................................................  28
Distributor................................................................  29
Portfolio Transactions.....................................................  29
General Information........................................................  29
UAM Funds -- Institutional Class Shares....................................  31

                                ICM SMALL COMPANY PORTFOLIO &
UAM FUNDS                       ICM EQUITY PORTFOLIO

                                INSTITUTIONAL CLASS SHARES
-------------------------------------------------------------------------------

         PROSPECTUS -- JANUARY 22, 1998, AS SUPPLEMENTED MAY 14, 1998

  UAM Funds, Inc. (the "Fund") is an open-end, management investment company known as a "mutual fund." The Fund consists of multiple series of shares (known as "Portfolios") each of which has different investment objectives and policies. The ICM Portfolios currently offer only one class of shares. The se-curities offered in this Prospectus are Institutional Class Shares of two di-versified, no-load Portfolios of the Fund managed by Investment Counselors of Maryland, Inc.

  ICM SMALL COMPANY PORTFOLIO. The objective of the ICM Small Company Portfo-lio ("Small Company Portfolio") is to provide maximum, long-term total return consistent with reasonable risk to principal, by investing primarily in the common stocks of smaller companies in terms of revenues and assets and, more importantly, in terms of market capitalization.

  ICM EQUITY PORTFOLIO. The objective of the ICM Equity Portfolio ("Equity Portfolio") is to provide maximum long-term total return, consistent with rea-sonable risk to principal, by investing primarily in common stocks of rela-tively large companies measured in terms of revenues, assets and market capi-talization. It is anticipated that nearly all the companies represented in the Portfolio will have a market capitalization exceeding the median market capi-talization of the stocks listed on the New York Stock Exchange.

  There can be no assurance that either of the Portfolios will achieve its stated objective.

  Keep this Prospectus for future reference. It contains information you should know before you invest. A "Statement of Additional Information" ("SAI") containing additional information about the Fund has been filed with the Secu-rities and Exchange Commission. The SAI is dated January 22, 1998, as supple-mented from time-to-time, and has been incorporated by reference into this Prospectus. For a free copy of the SAI contact the UAM Funds Service Center at 1-800-638-7983.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                 FUND EXPENSES

  The following table shows the expenses and fees that a shareholder of the Portfolios will incur. The Fund does not charge transaction fees. However, transaction fees may be charged if a broker-dealer or other financial interme-diary deals with the Fund on your behalf. (See "PURCHASE OF SHARES.")

                       SHAREHOLDER TRANSACTION EXPENSES

                                                               SMALL
                                                              COMPANY   EQUITY
                                                             PORTFOLIO PORTFOLIO
                                                             --------- ---------
   Sales Load Imposed on Purchases..........................   NONE      NONE
   Sales Load Imposed on Reinvested Dividends...............   NONE      NONE
   Deferred Sales Load......................................   NONE      NONE
   Redemption Fees..........................................   NONE      NONE
   Exchange Fee.............................................   NONE      NONE

                        ANNUAL FUND OPERATING EXPENSES
                    (AS A PERCENTAGE OF AVERAGE NET ASSETS)

                                                               SMALL
                                                              COMPANY   EQUITY
                                                             PORTFOLIO PORTFOLIO
                                                             --------- ---------
   Investment Advisory Fees (After Fee Waiver)..............   0.70%     0.255%
   12b-1 Fees...............................................   NONE       NONE
   Other Expenses...........................................   0.04%     0.265%
     Administrative Fees....................................   0.14%     0.380%
                                                               ----      -----
   Total Operating Expenses (After Fee Waiver)..............   0.88%*    0.90%*
                                                               ====      =====

-----------
* Absent the fee waiver and expenses assumed by the Adviser, Investment Advi-sory Fees and Total Operating Expenses of the Equity Portfolio for the fis-cal year ended October 31, 1997 would have been 0.625% and 1.27%, respec-tively. The Total Operating Expenses includes the effect of expense offsets. If expense offsets were excluded, Total Operating Expenses of the Small Com-pany Portfolio would have been 0.89% and the Equity Portfolio would not have differed from the figures shown in the table.

  The table above shows various fees and expenses that an investor in the Portfolio would bear directly or indirectly. The expenses and fees listed are based on the Portfolios' operations during the fiscal year ended October 31, 1997.

  The Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume operating expenses otherwise payable by the Portfolio, if neces-sary, in order to keep the Equity Portfolio's total annual operating expenses from exceeding 0.90% of its average daily net assets. The Fund will not reim-burse the Adviser for any advisory fees that are waived or Portfolio expenses that the Adviser may bear on behalf of the Portfolio for a given fiscal year.

EXAMPLE

  The following example illustrates the expenses that a shareholder would pay on a $1,000 investment over various time periods assuming (1) a 5% annual rate of return and (2) redemption at the end of each time period. As noted in the table above, the Fund charges no redemption fees of any kind.

                                                 1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                 ------ ------- ------- --------
Small Company Portfolio.........................  $ 9     $28     $49     $108
Equity Portfolio................................  $ 9     $29     $50     $111

  THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EX-PENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

                              PROSPECTUS SUMMARY

INVESTMENT ADVISER
  Investment Counselors of Maryland, Inc. (the "Adviser"), an investment coun-seling firm founded in 1972, serves as investment adviser to three of the Fund's Portfolios. In addition to the Portfolios, the Adviser serves as in-vestment adviser to the ICM Fixed Income Portfolio. The Adviser presently man-ages over $4.4 billion in assets for institutional clients and high net worth individuals. (See "INVESTMENT ADVISER.")

PURCHASE OF SHARES
  Shares of each Portfolio are offered through UAM Fund Distributors, Inc. (the "Distributor") to investors at net asset value without a sales commis-sion. Share purchases may be made by sending investments directly to the Fund. The minimum initial investment for the ICM Small Company Portfolio is $5,000,000. The minimum initial investment for the ICM Equity Portfolio is $2,500. The minimum for subsequent investments for the ICM Small Company and ICM Equity Portfolios are $1,000 and $100, respectively. The minimum initial investment for IRA accounts is $500. The minimum initial investment for spousal IRA accounts is $250. (See "PURCHASE OF SHARES.") Certain exceptions to the initial or minimum investment amounts may be permitted by the officers of the Fund.

DIVIDENDS AND DISTRIBUTIONS
  Each Portfolio will normally distribute substantially all of its net invest-ment income in quarterly dividends. Each Portfolio will distribute any real-ized net capital gains annually. Distributions will be reinvested in Portfolio shares automatically unless an investor elects to receive cash distributions. (See "DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES.")

REDEMPTIONS AND EXCHANGES
  Shares of each Portfolio may be redeemed at any time, without cost, at the net asset value of the Portfolio next determined after receipt of the redemp-tion request. The redemption price may be more or less than the purchase price. Shares of each Portfolio may be exchanged for shares of the same class of any other Portfolio of the UAM Funds. (See "REDEMPTION OF SHARES" AND "EX-CHANGE PRIVILEGE.")

ADMINISTRATIVE SERVICES
  UAM Fund Services Inc. ("UAMFSI"), a wholly-owned subsidiary of United Asset Management Corporation, is responsible for performing and overseeing adminis-tration, fund accounting, dividend disbursing and transfer agency services provided to the Fund and its Portfolios by third-party service providers. (See "ADMINISTRATIVE SERVICES.")

                                 RISK FACTORS

  The value of the Portfolios' shares can be expected to fluctuate in response to changes in market and economic conditions as well as the financial condi-tions and prospects of the issuers in which the Portfolios invest. Prospective investors should consider the following: (1) Common stocks of companies which have small market capitalization may exhibit greater market volatility than common stock of companies which have larger market capitalization; (2) Each Portfolio may invest a portion of its assets in derivatives including futures contracts and options (See "FUTURES CONTRACTS AND OPTIONS"); and (3) Each Portfolio may use various investment practices that involve special considera-tion, including investing in repurchase agreements, when-issued, forward de-livery and delayed settlement securities and lending of securities. (See "OTHER INVESTMENT POLICIES.")

                             FINANCIAL HIGHLIGHTS

  The following tables show selected per share information for a share out-standing throughout each of the periods presented. The tables are part of the Portfolios' Financial Statements included in each Portfolio's 1997 Annual Re-port to Shareholders. The Financial Statements are included in the Portfolios' SAI. The Portfolios' Financial Statements for the period ended October 31, 1997 have been audited by Price Waterhouse LLP. Their unqualified opinions on the Financial Statements are also included in the SAI. Please read the follow-ing information in conjunction with the Portfolios' 1997 Annual Reports to Shareholders.

                          ICM SMALL COMPANY PORTFOLIO

                                                                                                                APRIL 19***
                                                   YEARS ENDED OCTOBER 31,                                          TO
                             --------------------------------------------------------------------------------     OCTOBER
                               1997       1996      1995       1994      1993      1992      1991      1990      31, 1989
                             --------   --------  --------   --------   -------   -------   -------   -------   -----------
 NET ASSET VALUE, BEGINNING
  OF PERIOD................  $  20.71   $  19.04  $  17.05   $  18.75   $ 14.96   $ 12.50   $  7.78   $  9.92     $10.00
                             --------   --------  --------   --------   -------   -------   -------   -------     ------
 INCOME FROM INVESTMENT
  OPERATIONS:
 Net Investment Income.....      0.23       0.24      0.16       0.09      0.08      0.11      0.14      0.13       0.08
 Net Realized and
  Unrealized Gain (Loss)
  on Investments...........      8.27       2.59      2.70       0.64      4.94      2.81      4.73     (2.05)     (0.09)
                             --------   --------  --------   --------   -------   -------   -------   -------     ------
   Total from Investment
    Operation..............      8.50       2.83      2.86       0.73      5.02      2.92      4.87     (1.92)     (0.01)
                             --------   --------  --------   --------   -------   -------   -------   -------     ------
 DISTRIBUTIONS
 Net Investment Income.....     (0.20)     (0.24)    (0.14)     (0.09)    (0.07)    (0.10)    (0.15)    (0.14)     (0.07)
 Net Realized Gain.........     (1.19)     (0.92)    (0.73)     (2.34)    (1.16)    (0.36)      --      (0.08)       --
                             --------   --------  --------   --------   -------   -------   -------   -------     ------
   Total Distributions.....     (1.39)     (1.16)    (0.87)     (2.43)    (1.23)    (0.46)    (0.15)    (0.22)     (0.07)
                             --------   --------  --------   --------   -------   -------   -------   -------     ------
 NET ASSET VALUE, END OF
  PERIOD...................  $  27.82   $  20.71  $  19.04   $  17.05   $ 18.75   $ 14.96   $ 12.50   $  7.78     $ 9.92
                             ========   ========  ========   ========   =======   =======   =======   =======     ======
 TOTAL RETURN..............     43.28 %   15.62 %    17.73 %     4.59 %   35.20 %   23.96 %   62.79 %  (19.77)%     (.13)%**
                             ========   ========  ========   ========   =======   =======   =======   =======     ======
 RATIOS AND SUPPLEMENTAL
  DATA:
 Net Assets, End of Period
  (Thousands)..............  $518,377   $320,982  $250,798   $115,761   $81,870   $58,483   $43,559   $18,732     $9,487
 Ratio of Expenses to
  Average Net Assets.......      0.89 %    0.88 %     0.87 %     0.93 %    0.95 %    0.95 %    1.02 %    1.14 %     2.43 %*
 Ratio of Net Investment
  Income to Average Net
  Assets...................      0.97 %    1.20 %     1.02 %     0.58 %    0.46 %    0.77 %    1.32 %    1.52 %     1.81 %*
 Portfolio Turnover Rate...        23 %      23 %       20 %       21 %      47 %      34 %      49 %      40 %       18 %
 Average Commission
  Rate #...................  $ 0.0588   $ 0.0595       N/A        N/A       N/A       N/A       N/A       N/A        N/A
 Ratio of Expenses to
  Average Net Assets
  Including Expense
  Offsets..................      0.88 %    0.88 %     0.86 %      N/A       N/A       N/A       N/A       N/A        N/A

----------
  * Annualized
 ** Not annualized
*** Commencement of operations
  # For fiscal years beginning on or after September 30, 1995, a portfolio is required to disclose the average commission rate per share it paid for portfolio trades on which commissions were charged.

                             ICM EQUITY PORTFOLIO

                                        YEARS ENDED               OCTOBER 1,
                                        OCTOBER 31,               1993*** TO
                               ---------------------------------  OCTOBER 31,
                                1997     1996     1995     1994      1993
                               -------  -------  ------   ------  -----------
NET ASSET VALUE, BEGINNING OF
 PERIOD....................... $ 14.49   $12.14  $10.41   $ 9.94    $10.00
                               -------  -------  ------   ------    ------
INCOME FROM INVESTMENT
 OPERATIONS:
 Net Investment Income........    0.28     0.30    0.26     0.20      0.01
 Net Realized and Unrealized
  Gain (Loss) on
  Investments.................    4.74     2.76    1.75     0.45     (0.07)
                               -------  -------  ------   ------    ------
   Total from Investment
    Operations................    5.02     3.06    2.01     0.65     (0.06)
                               -------  -------  ------   ------    ------
DISTRIBUTIONS
 Net Investment Income........   (0.25)   (0.28)  (0.26)   (0.18)      --
 Net Realized Gain............   (0.99)   (0.43)  (0.02)     --        --
                               -------  -------  ------   ------    ------
   Total Distributions........   (1.24)   (0.71)  (0.28)   (0.18)      --
                               -------  -------  ------   ------    ------
NET ASSET VALUE, END OF
 PERIOD....................... $ 18.27   $14.49  $12.14   $10.41    $ 9.94
                               =======  =======  ======   ======    ======
TOTAL RETURN+.................   36.98%   26.23%  19.62%    6.63%    (0.60)%**
                               =======  =======  ======   ======    ======
RATIOS AND SUPPLEMENTAL DATA:
 Net Assets, End of Period
  (Thousands)................. $46,598   $7,868  $6,865   $3,659    $1,977
 Ratio of Expenses to Average
  Net Assets..................    0.90%    0.90%   0.92%#   0.90%     0.90%*
 Ratio of Net Investment
  Income to Average Net
  Assets......................    1.91%    2.30%   2.44%    2.15%     1.06%*
PORTFOLIO TURNOVER RATE.......      31%      57%     37%      17%       11%
Average Commission Rate#...... $0.0599  $0.0661     N/A      N/A       N/A
Voluntary Waived Fees and
 Expenses Assumed by the
 Adviser Per Share............ $  0.05    $0.24   $0.16    $0.21     $0.04
Ratio of Expenses to Average
 Net Assets Including Expense
 Offers.......................    0.90%    0.90%   0.90%     N/A       N/A

-----------
  * Annualized
 ** Not annualized
*** Commencement of operations.
  + Total return would have been lower had certain expenses not been waived and expenses assumed by the Adviser during the period.
  # For fiscal years beginning on or after September 1, 1995, a portfolio is required to disclose the average commission rate per share it paid for portfolio trades on which commissions were charged.

                             INVESTMENT OBJECTIVES

  ICM SMALL COMPANY PORTFOLIO. The objective of the Small Company Portfolio is to provide maximum, long-term total return consistent with reasonable risk to principal, by investing primarily in common stocks of smaller companies mea-sured in terms of revenues and assets and, more importantly, in terms of mar-ket capitalization. The Adviser will select common stocks which it believes are undervalued at the time of purchase. Capital return is likely to be the predominant component of the Portfolio's total return.

  ICM EQUITY PORTFOLIO. The objective of the Equity Portfolio is to provide maximum long-term return consistent with reasonable risk to principal, by in-vesting primarily in common stocks of relatively large companies measured in terms of revenues, assets and market capitalization. The Adviser will select common stocks which it believes are undervalued at the time of purchase. The Adviser anticipates that at least 80% of all the companies represented in the Portfolio will have a market capitalization exceeding the median market capi-talization of the stocks listed on the New York Stock Exchange. Capital return is likely to be the predominant component of the Portfolio's total return.

  There can be no assurance that either of the Portfolios will achieve its stated objective.

                              INVESTMENT POLICIES

  ICM SMALL COMPANY PORTFOLIO. The Small Company Portfolio seeks to achieve its objective by investing, under normal circumstances, at least 80% of its assets in common stocks of smaller, less established companies in terms of revenues and assets and, more importantly, market capitalization. In addition, the Portfolio may, to a limited extent, invest in convertible bonds or con-vertible preferred stocks. Securities selected for the Portfolio will be cho-sen from the New York and American Stock Exchanges or from the over-the-counter markets operated by the National Association of Securities Dealers, Inc. For a company's securities to be considered for purchase, the company's stock market capitalization (the total market value of its outstanding shares) generally must range from $50 million to $700 million.

  The security selection process for the Portfolio focuses on those companies within the market capitalization range outlined above and which also sell at a price-earnings (P/E) ratio less than the P/E ratio of the Standard & Poor's 500 Index. The Adviser believes that shares in companies with relatively small market capitalizations and low P/E ratios are likely to provide superior rates of return over an extended period of time relative to both the stock market in general and larger companies with high P/E ratios. Using screening parameters such as relative P/E ratio, relative return on equity, and other financial ra-tios, the Adviser screens a universe of several thousand small capitalization companies to identify poten-tially undervalued securities. The list of potential investments is narrowed further by the use of traditional fundamental security analysis. In addition, the Adviser tends to focus on those companies whose earnings momentum is ac-celerating and/or recent earnings have exceeded general expectations.

  It is anticipated that cash reserves will represent a relatively small per-centage of the Portfolio's assets (less than 20% under normal circumstances) as market timing is not a part of the Adviser's investment strategy. For tem-porary defensive purposes, the Portfolio may reduce its holdings of equity se-curities and increase its holdings in short-term investments.

  The Adviser anticipates that the majority of the investments in the Portfo-lio will be in United States based companies. However, from time to time, shares of foreign based companies may be purchased if they pass the selection process outlined above. In addition, if shares of a foreign company are pur-chased, they must be traded in the United States as sponsored American Deposi-tary Receipts ("ADRs"), which are U.S. domestic securities representing owner-ship rights in foreign companies. Under normal circumstances ADRs will not comprise more than 20% of the Portfolio's assets.

  ICM EQUITY PORTFOLIO. The Equity Portfolio seeks to achieve its objective by investing, under normal circumstances, at least 80% of its assets in common stocks of relatively large companies in terms of revenues, assets, and market capitalization. The Portfolio may also invest in convertible bonds or convert-ible preferred stocks to a limited extent. The Portfolio's securities will be chosen primarily from the New York and American Stock Exchanges or from the over-the-counter markets operated by the National Association of Securities Dealers, Inc.

  The security selection process for the Portfolio focuses upon those stocks with low price-earnings (P/E) ratios relative to the price-earnings ratio of the Standard & Poor's 500 Index ("S&P 500 Index"). In the Adviser's opinion, stocks with low P/E ratios have been shown to provide superior rates of return to investors when compared to high P/E stocks over extended periods of time and through a variety of economic and market cycles. Using screening parame-ters such as relative P/E ratio, relative return on equity, and other finan-cial ratios, the Adviser screens several thousand stocks to identify poten-tially undervalued securities. The list of potential investments is narrowed further by the use of traditional fundamental security analysis. The Adviser conducts interviews with company managements and reviews the assessments and opinions of outside analysts and consultants. Typically, the Adviser invests in companies that have an above-average return on equity, are financially strong, and yet are selling at a P/E ratio below that of the S&P 500 Index. Securities are sold when, in the Adviser's opinion, the shares become rela-tively overvalued or more attractive alternatives are found.

  It is anticipated that cash reserves will represent a relatively small per-centage of the Portfolio's assets (less than 20% under normal circumstances) as market timing is not a part of the Adviser's investment strategy. For tem-porary defensive purposes, the Portfolio may reduce its holdings or equity se-curities and increase its holdings in short-term investments.

  The Adviser anticipates that the majority of the investments in the Portfo-lio will be in United States based companies. However, from time to time, shares of foreign based companies may be purchased, if they pass the selection process outlined above. In addition, if shares of a foreign company are pur-chased, they must be traded in the United States as sponsored American Deposi-tary Receipts which are U.S. domestic securities representing ownership rights in foreign companies. Under normal circumstances, foreign securities will not comprise more than 20% of the Portfolio's assets.

                           OTHER INVESTMENT POLICIES

SHORT-TERM INVESTMENTS
  In order to earn a return on uninvested assets, meet anticipated redemp-tions, or for temporary defensive purposes, the Portfolio may invest a portion of its assets in domestic and foreign money market instruments including cer-tificates of deposit, bankers' acceptances, time deposits, U.S. Government ob-ligations, U.S. Government agency securities, short-term corporate debt secu-rities, and commercial paper rated A-1 or A-2 by Standard & Poor's Ratings Services or Prime-1 or Prime-2 by Moody's Investors Service, Inc. or if unrated, determined by the Adviser to be of comparable quality.

  Time deposits maturing in more than seven days will not be purchased by a Portfolio, and time deposits maturing from two business days through seven calendar days will not exceed 10% of the total assets of a Portfolio. Each Portfolio will not invest in any security issued by a commercial bank unless
(i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, (ii) in the case of U.S. banks, it is a member of the Fed-eral Deposit Insurance Corporation, and (iii) in the case of foreign branches of U.S. banks, the security is, in the opinion of the Adviser, of an invest-ment quality comparable with other debt securities which may be purchased by each Portfolio.

  The Fund has received permission from the Securities and Exchange Commission (the "SEC") to deposit the daily uninvested cash balances of the Fund's Port-folios, as well as cash for investment purposes, into one or more joint ac-counts and to invest the daily balance of the joint accounts in the following short-term investments: fully collateralized repurchase agreements, interest-bearing or discounted commercial paper including dollar-denominated commercial paper of foreign issuers, and any other short-term money market instruments including variable rate demand notes and tax-exempt money instruments. By en-tering into these in-vestments on a joint basis, a Portfolio may earn a higher rate of return on investments relative to what it could earn individually.

  The Fund has received permission from the SEC for each of its Portfolios to invest, for cash management purposes, the greater of 5% of its total assets or $2.5 million in the Fund's DSI Money Market Portfolio. (See "INVESTMENT COMPANIES.")

REPURCHASE AGREEMENTS
  Each Portfolio may invest in repurchase agreements collateralized by U.S. Government securities, certificates of deposit, and certain bankers' accept-ances and other securities outlined above under "SHORT-TERM INVESTMENTS." In a repurchase agreement, a Portfolio buys a security and simultaneously commits to sell that security back at an agreed upon price plus an agreed upon market rate of interest. Under a repurchase agreement, the seller is also required to maintain the value of securities subject to the agreement at not less than 100% of the repurchase price. The value of the securities purchased will be evaluated daily, and the Adviser will, if necessary, require the seller to maintain additional securities to ensure that the value is in compliance with the previous sentence. The use of repurchase agreements involves certain risks. For example, a default by the seller of the agreement may cause a Port-folio to experience a loss or delay in the liquidation of the collateral se-curing the repurchase agreement. The Portfolio might also incur disposition costs in liquidating the collateral. While the Fund's management acknowledges these risks, it is expected that they can be controlled through stringent se-curity selection criteria and careful monitoring procedures. The Fund has re-ceived permission from the SEC to pool daily uninvested cash balances of the Fund's Portfolios in order to invest in repurchase agreements on a joint ba-sis. By entering into joint repurchase agreements, a Portfolio may incur lower transactions costs and earn higher rates of interest on joint repurchase agreements. Each Portfolio's contribution would determine its return from a joint repurchase agreement. (See "SHORT TERM INVESTMENTS.")

LENDING OF SECURITIES
  Each Portfolio may lend its investment securities to qualified institutional investors as a means of earning income. A Portfolio will not loan securities to the extent that greater than one-third of its total assets at fair market value would be committed to loans. During the term of a loan, the Portfolio is subject to a gain or loss depending on any increase or decrease in the market price of the securities loaned. Lending of securities is subject to review by the Fund's Board of Directors. All relevant facts and circumstances by the Ad-viser, including the creditworthiness of the broker, dealer or institution, will be considered in making decisions about securities lending.

  An investment company may pay reasonable negotiated fees in connection with loaned securities so long as such fees are set forth in a written contract and approved by its Board of Directors. The Portfolios will continue to retain any voting rights with respect to loaned securities. If a material event occurs affecting an investment on loan, the loan must be called and the securities voted.

WHEN-ISSUED, FORWARD DELIVERY AND DELAYED SETTLEMENT SECURITIES
  Each Portfolio may purchase and sell securities on a "when-issued," "delayed settlement," or "forward delivery" basis. "When-issued" or "forward delivery" refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. When-issued forward delivery transactions may be expected to occur a month or more before delivery is due. Delayed settlement is a term used to describe settlement of a securities transaction in the secondary market which will occur sometime in the future. No payment or delivery is made by a Portfolio until it receives payment or delivery from the other party to any of the above transactions. It is possible that the market price of the securities at the time of delivery may be higher or lower than the purchase price. Each Portfolio will maintain a separate account of cash or liquid securities at least equal to the value of purchase commitments until payment is made. Typically, no income accrues on securities purchased on a delayed delivery basis prior to the time delivery is made although a Portfolio may earn income on securities it has deposited in a segregated account.

  Each Portfolio engages in these types of purchases in order to buy securi-ties that fit with its investment objectives at attractive prices -- not to increase its investment leverage.

PORTFOLIO TURNOVER
  In addition to Portfolio trading costs, higher rates of portfolio turnover may result in the realization of capital gains. (See "DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES" for more information on taxation). The Portfolios will not normally engage in short-term trading, but each reserves the right to do so. The tables set forth in "Financial Highlights" present the Portfolios' historical portfolio turnover rates.

INVESTMENT COMPANIES
  Each Portfolio reserves the right to invest up to 10% of its total assets, calculated at the time of investment, in securities of other open-end or closed-end investment companies. No more than 5% of the investing Portfolio's total assets may be invested in securities of any one investment company nor may it acquire more than 3% of the voting securities of any other investment company. The Portfolio will indirectly bear its proportionate share of any management fees paid by an investment company in which it invests in addition to the advisory fee paid by the Portfolio.

  The Fund has received permission from the SEC to allow each of its Portfo-lios to invest, for cash management purposes, the greater of 5% of its total assets or

$2.5 million in the Fund's DSI Money Market Portfolio provided that the in-vestment is consistent with the Portfolio's investment policies and restric-tions. Based upon the Portfolio's assets invested in the DSI Money Market Portfolio, the investing Portfolio's adviser will waive its investment advi-sory fee and any other fees earned as a result of the Portfolio's investment in the DSI Money Market Portfolio. The investing Portfolio will bear expenses of the DSI Money Market Portfolio on the same basis as all of its other share-holders.

FUTURES CONTRACTS AND OPTIONS
  In order to remain fully invested, and to reduce transaction costs, each Portfolio is authorized to invest in stock futures and options. Because trans-action costs associated with futures and options may be lower than the costs of investing in stocks and bonds directly, it is expected that the use of in-dex futures and options to facilitate cash flows may reduce a Portfolio's overall transaction costs.

  Each Portfolio may enter into futures contracts provided that not more than 5% of the Portfolio's assets are required as margin deposit to secure obliga-tions under such contracts. The Portfolios will engage in futures and options transactions for hedging purposes only and not for speculative purposes. A Portfolio will maintain assets sufficient to meet its obligations under such contracts in a segregated account with the Fund's custodian bank.

  Futures and options can be volatile and involve various degrees and types of risk. If the Portfolio judges market conditions incorrectly or employs a strategy that does not correlate well with its investments, use of futures and options contracts could result in a loss. The Portfolio could also suffer losses if it is unable to liquidate its position due to an illiquid secondary market. In the opinion of the Fund's Directors, the risk that a Portfolio will be unable to close out a futures position or options contract will be mini-mized by only entering into futures contracts or options transactions traded on national exchanges and for which there appears to be a liquid secondary market.

RESTRICTED SECURITIES
  Each Portfolio may purchase restricted securities that are not registered for sale to the general public but which are eligible for resale to qualified institutional investors under Rule 144A of the Securities Act of 1933. Under the supervision of the Fund's Board of Directors, the Adviser determines the liquidity of such investments by considering all relevant factors. Provided that a dealer or institutional trading market in such securities exists, these restricted securities are not treated as illiquid securities for purposes of a Portfolio's investment limitations. Each Portfolio will invest no more than 10% of its net assets in illiquid securities. The prices realized from the sales of these securities could be more or less than those originally paid by the Portfolio or less than what may be considered the fair value of such secu-rities.

  Except as specified above and as described under "INVESTMENT LIMITATIONS," the foregoing investment policies are not fundamental and the Fund's Directors may change such policies without an affirmative vote of a majority of the out-standing voting securities of the Portfolio, as defined in the 1940 Act.

                            INVESTMENT LIMITATIONS

  Each Portfolio will not:

  (a) with respect to 75% of its assets, invest more than 5% of its total assets at the time of purchase in the securities of any single issuer (other than obligations issued or guaranteed as to principal and in-terest by the U.S. Government or any of its agencies or instrumentali-
      ties);

  (b) with respect to 75% of its assets, purchase more than 10% of any class of the outstanding voting securities of any issuer;

  (c) invest more than 5% of its assets at the time of purchase in the secu-rities of companies that have (with predecessors) a continuous operat-ing history of less than 3 years;

  (d) invest more than 25% of its assets in companies within a single indus-try; however, there are no limitations on investments made in instru-ments issued or guaranteed by the U.S. Government and its agencies when the Portfolio has adopted a temporary defensive position;

  (e) make loans except by purchasing debt securities in accordance with its investment objective and policies or entering into repurchase agree-ments or by lending its portfolio securities to banks, brokers, deal-ers and other financial institutions so long as the loans are made in compliance with the 1940 Act, as amended, or the Rules and Regulations or interpretations of the SEC;

  (f) (i) borrow, except from banks and as a temporary measure for extraor-dinary or emergency purposes and then, in no event, in excess of 33 1/3% of the Portfolio's gross assets (10% for the ICM Small Company Portfolio) valued at the lower of market or cost, and (ii) a Portfolio may not purchase additional securities when borrowings exceed 5% of total assets; or

  (g) pledge, mortgage or hypothecate any of its assets to an extent greater than 10% of its total assets at fair market value.

  The investment objective of each Portfolio is fundamental and may be changed only with the approval of the holders of a majority of the outstanding shares of that Portfolio. Except with respect to limitations (a), (b), (d), (e) and
(f)(i), the Equity Portfolio's investment limitations and policies described in this Prospectus and in the SAI are not fundamental and may be changed by the Fund's Board of Directors upon reasonable notice to investors. All of the above limitations are fundamental for the Small Company Portfolio and may be changed only with the approval of the holders of a majority of the outstanding shares of the Portfolio. If a percentage limitation on investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value or total cost of the Portfolio's assets will not be considered a violation of the restriction.

                              PURCHASE OF SHARES

  Shares of each Portfolio are offered through UAM Fund Distributors, Inc. (the "Distributor"), without a sales commission, at the net asset value per share next determined after an order is received by the Fund and payment is received by the Fund or a designated Service Agent. (See "VALUATION OF SHARES.") The minimum initial investment required for the Small Company Port-folio is $5,000,000. The minimum initial investment for IRA accounts is $500. The minimum initial investment for spousal IRA accounts is $250. The minimum initial investment required for the Equity Portfolio is $2,500. Certain excep-tions may be permitted by the officers of the Fund.

  Shares of the Portfolios may be purchased by customers of broker-dealers or other financial intermediaries ("Service Agents") which have established a shareholder servicing relationship with the Fund on behalf of their customers. Service Agents may impose additional or different conditions on the purchase or redemption of Portfolio shares and may charge transaction or other account fees. Each Service Agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or differ-ent purchase and redemption conditions. Shareholders who are customers of Service Agents should consult their Service Agent for information regarding these fees and conditions. Amounts paid to Service Agents may include transac-tion fees and/or service fees paid by the Fund from the Fund assets attribut-able to the Service Agent, and which would not be imposed if shares of the Portfolio were purchased directly from the Fund or the Distributor. Service Agents may provide shareholder services to their customers that are not avail-able to a shareholder dealing directly with the Fund. A salesperson and any other person entitled to receive compensation for selling or servicing Portfo-lio shares may receive different compensation with respect to one particular class of shares over another in the Fund.

  Service Agents, or if applicable, their designees, that have entered into agreements with the Fund or its agent may enter confirmed purchase or redemp-tion orders on behalf of clients and customers, with payment to follow no later than a Portfolio's pricing on the following business day. If payment is not received by the Fund's Sub-Transfer Agent, Chase Global Funds Services Company by such time, the Service Agent could be held liable for resulting fees or losses. A Portfolio may be deemed to have received a purchase or re-demption order when a Service Agent, or, if applicable, its authorized designee, accepts the order. Orders received by the Fund in proper form will be priced at the Portfolio's net asset value next computed after they are accepted by the Service Agent or its authorized designee. Service Agents are responsible to their customers and the Fund for timely transmission of all subscription and redemption requests, investment information, documentation and money.

INITIAL INVESTMENTS

 BY MAIL

  . Complete and sign an Application and mail it, together with a check pay-able to "UAM Funds" to:

                                UAM Funds, Inc.
                           UAM Funds Service Center
                    c/o Chase Global Funds Services Company
                                 P.O. Box 2798
                             Boston, MA 02208-2798

  Payment for the purchase of shares received by mail will be credited to your account at the net asset value per share of the Portfolio next determined af-ter receipt. Payment does not need to be converted into Federal Funds (monies credited to the Fund's Custodian Bank by a Federal Reserve Bank) before the Fund will accept if for investment. The Fund will not accept third-party checks to purchase shares of a Portfolio. If you purchase shares by check, please be sure that your check is made payable to the "UAM Funds."

 BY WIRE

  . Telephone the UAM Funds Service Center and provide the account name, ad-dress, telephone number, social security or taxpayer identification num-ber, Portfolio selected, amount being wired and the name of the bank wiring the funds. The call must be received prior to the close of regu-lar trading on the NYSE (generally 4:00 p.m. Eastern Time) to receive that day's price. An account number and wire control number will then be provided to you, in addition to wiring instructions. Next,

  . instruct your bank to wire the specified amount to the Fund's Custodian:

                           The Chase Manhattan Bank
                                ABA #021000021
                                   UAM Funds
                             DDA Acct. #9102772952
                          Ref: Portfolio Name ____________________
                          Your Account Number ____________________
                           Your Account Name _____________________
                          Wire Control Number ____________________
                  (assigned by the UAM Funds Service Center)

  . Forward a completed Application to the Fund at the address shown on the form. Federal Funds purchases will be accepted only on a day on which both the NYSE and the Custodian Bank are open for business.

  . To be sure that a bank wire order is received on the same day it is sent, an investor's bank should wire funds as early in the day as possi-ble. The bank sending funds may charge for this service. The Fund's agent reserves the right to charge investors for receipt of wired funds, but no charge is currently imposed by this service. It is necessary to obtain a new wire control number every time money is wired into an ac-count in a Portfolio. Wire control numbers are effective for one trans-action only and cannot be used more than once. Wired money that is not properly identified with a currently effective wire control number will be returned to the bank from which it was wired and will not be credited to the shareholder's account.

ADDITIONAL INVESTMENTS
  Additional investments can be made at any time. The minimum additional in-vestment is $1,000 for the Small Company Portfolio and $100 for the Equity Portfolio. Shares can be purchased at net asset value by mailing a check to the UAM Funds Service Center (payable to "UAM Funds") or by wiring monies to the Custodian Bank as outlined above. When making additional investments, be sure that the account number, account name, and the Portfolio to be purchased are specified on the check or wire. Prior to wiring additional investments, notify the UAM Funds Service Center. Mail orders should include, when possi-ble, the "Invest by Mail" stub which accompanies any Fund confirmation state-ment.

PURCHASE BY ACH
  If you have made this election, shares of a Portfolio may be purchased via Automated Clearing House ("ACH"). Investors purchasing via ACH should complete the appropriate sections of the Account Application and attach a voided check or deposit slip to the Account Application. This option must be established on your account at least 15 days prior to your initiating an ACH transaction. (See "SHAREHOLDER SERVICES--AUTOMATIC INVESTMENT PLAN.")

OTHER PURCHASE INFORMATION
  Investments received by the close of regular trading on the NYSE (generally 4 p.m. Eastern Time) will be invested at the share price calculated after the NYSE closes on that day. Investments received after the close of the NYSE will be executed at the price computed on the next day the NYSE is open. The Fund reserves the right, in its sole discretion, to suspend the offering of shares of each Portfolio or to reject purchase orders when, in the judgment of man-agement, such suspension or rejection is in the best interests of the Fund. The Portfolios are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculation on short-term market movements. A pattern of frequent purchases can be disruptive to efficient portfolio management and, consequently, can be detri-mental to a Portfolio's performance and their shareholders. Accordingly, if the Fund's management determines that an investor is engaged in excessive trading, the Fund, with or without prior notice, may reject in whole or part any purchase request, with respect to such investor's account. Such investors also may be barred from purchasing other Portfolios of the Fund. Purchases of a Portfolio's shares will be made in full and fractional shares of the Portfo-lio calculated to three decimal places. Certificates for fractional shares will not be issued. Certificates for whole shares will not be issued except at the written request of the shareholder.

IN-KIND PURCHASES
  If accepted by the Fund, shares of the Portfolios may be purchased in ex-change for securities which are eligible for acquisition by the Portfolios as described in this Prospectus. Securities to be exchanged which are accepted by the Fund will be valued as set forth under "VALUATION OF SHARES" at the time of the next determination of net asset value after such acceptance. Shares is-sued by a Portfolio in exchange for securities will be issued at net asset value determined as of the same time. All dividends, interest, subscription, or other rights pertaining to such securities shall become the property of a Portfolio and must be delivered to the Fund by the investor upon receipt from the issuer. Securities acquired through an in-kind purchase will be acquired for investment and not for immediate resale.

  The Fund will not accept securities in exchange for shares of a Portfolio unless:

    . at the time of the exchange such securities are eligible to be in-cluded in the Portfolio (current market quotations must be readily available for such securities);

    . the investor represents and agrees that all securities offered to be exchanged are not subject to any restrictions upon their sale by the Portfolio under the Securities Act of 1933, or otherwise; and

    . the value of any such security (except U.S. Government Securities) being exchanged together with other securities of the same issuer owned by the Portfolio will not exceed 5% of the net assets of the Portfolio immediately after the transaction.

  Investors who are subject to federal taxation upon exchange may realize a gain or loss for federal income tax purposes depending upon the cost of the securities exchanged. Investors interested in such exchanges should contact the Adviser.

                             REDEMPTION OF SHARES

  Shares of each Portfolio may be redeemed by mail or telephone, at any time, without cost, at the net asset value of the Portfolio next determined after receipt of the redemption request. No change is made for redemptions. Any re-demption may be more or less than the purchase price of your shares depending on the market value of the investment securities held by the Portfolio.

BY MAIL
  Address requests for redemption to the UAM Funds Service Center. Requests to redeem shares must include:

    . share certificates, if issued;

    . a letter of instruction or an assignment specifying the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which they are regis-tered;

    . any required signature guarantees (see "SIGNATURE GUARANTEES"); and

    . any other necessary legal documents, if required, in the case of estates, trusts, guardianships, custodianships, corporations, pen-sion and profit sharing plans and other organizations.

BY TELEPHONE
  A redemption request by telephone requires the following:

    . establish the telephone redemption privilege (and if desired, the wire redemption privilege) by completing appropriate sections of the Application; and

    . call the Fund and instruct that the redemption proceeds be mailed to you or wired to your bank.

  The following tasks cannot be accomplished by telephone:

    . changing the name of the commercial bank or the account designated to receive redemption proceeds (this can be accomplished only by a written request signed by each shareholder, with each signature guaranteed); and

    . redemption of certificated shares by telephone.

  The Fund and its Sub-Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and they may be liable for any losses if they fail to do so. These procedures include re-quiring the investor to provide certain personal identification at the time an account is opened, as well as prior to effecting each transaction requested by telephone. In addition, all telephone transaction requests will be recorded and investors may be required to provide additional telecopied written in-structions of such transaction requests. The Fund or Sub-Transfer Agent may be liable for any losses due to unauthorized or fraudulent telephone instructions if the Fund or Sub-Transfer Agent does not employ the procedures described above. Neither the Fund nor the Sub-Transfer

Agent will be responsible for any loss, liability, cost or expense for follow-ing instructions received by telephone that it reasonably believes to be genu-ine.

SIGNATURE GUARANTEES
  Signature guarantees are required for the following redemptions:

    . redemptions where the proceeds are to be sent to someone other than the registered shareowner(s);

    . redemptions where the proceeds are to be sent to someplace other than the registered address; or

    . share transfer requests.

  Signature guarantees will be accepted from any eligible guarantor institu-tion which participates in a signature guarantee program. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securi-ties exchanges, registered securities associations, clearing agencies and sav-ings associations. Broker-dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees.

OTHER REDEMPTION INFORMATION
  The Fund ordinarily will make payment for all shares redeemed within seven days after receipt by the UAM Funds Service Center of a redemption request in proper form. Although the Fund will redeem shares purchased by check before the check clears, payment of the redemption proceeds may be delayed for a pe-riod of up to fifteen days after their purchase, pending determination that the check has cleared. Investors should consider purchasing shares using a certified or bank check or money order if they anticipate an immediate need for redemption proceeds. The Fund may suspend the right of redemption or post-pone the date at times when either the NYSE and Custodian Bank are closed, or under any emergency circumstances as determined by the SEC.

  If the Fund's Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption proceeds in whole or in part by a distribution in-kind of liquid securities held by the Portfolio in lieu of cash in conformity with applicable rules of the SEC. Investors may incur brokerage charges on the sale of portfolio securities so received in payment of redemptions.

  The Portfolios reserve the right to liquidate any account that is below fifty percent of the required minimum initial investment amount for a Portfo-lio as set forth in the Prospectus, where the reduction in value has occurred due to a redemption or exchange out of the account. If at any time your total investment does not have a value of at least fifty percent of the required minimum initial investment amount, you may be notified that the value of your account is below the Portfolio's minimum account balance requirement. You would then be allowed 60 days to make an additional investment before the account is liquidated. Retirement accounts and certain other accounts will not be subject to automated liquidation. Re-ductions in value that result solely from market activity will not trigger an involuntary redemption.

                             SHAREHOLDER SERVICES

EXCHANGE PRIVILEGE
  Institutional Class Shares of each ICM Portfolio may be exchanged for any other Institutional Class Shares of a Portfolio included in the Fund or UAM Funds Trust. (See the list of Portfolios of the UAM Funds at the end of this Prospectus.) Exchange requests should be made by contacting the UAM Funds Service Center.

  Any exchange will be based on the net asset value of the shares involved. There is no sales commission or charge of any kind for an exchange. Before making an exchange into a Portfolio, a shareholder should read its Prospectus and consider the investment objectives and policies of the Portfolio to be purchased. Call the UAM Funds Service Center for a copy of the Prospectus for the Portfolio(s) in which you are interested. Exchanges can only be made with Portfolios that are qualified for sale in a shareholder's state of residence.

  Exchange requests may be made either by mail or telephone. Telephone ex-changes will be accepted only if the certificates for the shares to be ex-changed have not been issued to the shareholder and if the registration of the two accounts will be identical. Requests for exchanges received prior to the close of regular trading on the NYSE (generally 4 p.m. Eastern Time) will be processed as of the close of business on the same day. Requests received after the close of regular trading on the NYSE will be processed on the next busi-ness day. The Fund may modify or terminate the exchange program at any time upon 60 days' written notice to shareholders, and may reject any exchange re-quest. If the Fund's management determines that an investor is engaged in ex-cessive trading, the Fund, with or without prior notice, may reject in whole or part any exchange request, with respect to such investor's account. Such investors also may be barred from exchanging into other Portfolios of the Fund. For additional information regarding responsibility for the authenticity of telephoned instructions, see "REDEMPTION OF SHARES BY TELEPHONE." An ex-change into another UAM Funds Portfolio is a sale of shares and may result in a gain or loss for income tax purposes. The Fund may modify or terminate the exchange privilege at any time.

AUTOMATIC INVESTMENT PLAN
  An Automatic Investment Plan permits shareholders of a Portfolio with a min-imum value of $2,500 or more to purchase shares automatically (minimum of $100 per transaction) at regular intervals selected by the shareholder. Provided the shareholder's bank or other financial institution allows automatic with-drawals, shares are purchased by transferring funds via the Automated Clearing House ("ACH"). Investments made through ACH will be automatically transferred from a shareholder's checking, bank money market or NOW account designated by the shareholder. Such withdrawals are made electronically, if the shareholder's bank or financial institution so permits, or by pre-authorized checks or drafts drawn on the shareholder's bank or other account. The bank or financial institution must be a member of ACH. At the shareholder's option, the account designated will be debited in the specified amount, and shares will be pur-chased monthly or quarterly.

  To establish an Automatic Investment Plan, a shareholder must complete the appropriate sections of the Account Application and mail it to Chase Global Funds Services Company. A shareholder may cancel his/her participation or change the amount of purchase at any time by mailing written notification to Chase Global Funds Services Company, P.O. Box 2798, Boston, MA 02208-2798 and notification generally will be effective three business days following re-ceipt. The Fund may modify or terminate this privilege at any time, or may charge a service fee, although no such fee currently is contemplated.

SYSTEMATIC WITHDRAWAL PLAN
  Any shareholder whose account balance totals at least $10,000 may establish a Systematic Withdrawal Plan under which an amount pre-determined by the shareholder (but at least $100) is automatically redeemed from the sharehold-er's account either monthly or quarterly. A shareholder may participate in the Systematic Withdrawal Plan by using ACH. Redemptions made through ACH will be automatically transferred to the shareholder's bank or other similar financial institution account or a properly designated third party. The bank or finan-cial institution must be a member of ACH. Redemptions ordinarily are made on the third business day of the month and payments ordinarily will be transmit-ted within five business days after the redemption date. Because the prices of Fund shares fluctuate, the number of shares redeemed to finance systematic withdrawal payments of a given amount will vary from payment to payment. If a shareholder owns shares in more than one Portfolio, the shareholder must des-ignate the Portfolio from which the redemptions under a Systematic Withdrawal Plan should be made. A Systematic Withdrawal Plan may be terminated or sus-pended at any time by the Fund. A shareholder may elect at any time, in writ-ing, to terminate participation in the Systematic Withdrawal Plan. Such writ-ten election must be sent to and received by the Fund before a termination be-comes effective. There is currently no charge to the shareholder for a System-atic Withdrawal Plan.

                              VALUATION OF SHARES

  The net asset value of each class of a Portfolio is determined by dividing the value of the Portfolio's assets attributable to the class, less any lia-bilities attribut-able to the class, by the total number of shares outstanding attributable to the class. Net asset value per share is determined as of the close of the NYSE on each day that the NYSE is open for business.

  Equity securities listed on a securities exchange for which market quota-tions are readily available are valued at the last quoted sale price on the day the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted equity se-curities and listed securities not traded on the valuation date for which mar-ket quotations are readily available are valued not exceeding the asked prices nor less than the bid prices. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents. The converted value is based upon the bid price of the foreign currency against U.S. dollars quoted by any major bank or by a broker.

  Securities purchased with remaining maturities of 60 days or less are valued at amortized cost using methods approved by the Fund's Directors.

  The value of other assets and securities for which no quotations are readily available (including restricted securities) is determined in good faith at fair value using methods approved by the Fund's Directors.

                           PERFORMANCE CALCULATIONS

  The Portfolios measure performance by calculating yield and total return. Both yield and total return figures are based on historical earnings and are not intended to indicate future performance. Yield and total return are calcu-lated separately for each class of a Portfolio.

  Yield refers to the income generated by an investment in the Portfolio over a given period of time, expressed as an annual percentage rate. Yields are calculated according to a standard that is required for all funds. As this differs from other accounting methods, the quoted yield may not equal the in-come actually paid to shareholders.

  Total return is the change in value of an investment in the Portfolios over a given period, assuming reinvestment of any dividends and capital gains. A cumulative or aggregate total return reflects actual performance over a stated period of time. An average annual total return is a hypothetical rate of re-turn that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period.

  Each Portfolios' performance may be compared to data prepared by independent services which monitor the performance of investment companies, data reported in financial and industry publications, and various indices as further de-scribed in the Portfolios' SAI. This information may also be included in sales literature and advertising.

  The Portfolios' Annual Report to Shareholders for the most recent fiscal year end contains additional performance information that includes comparisons with appropriate indices. The Annual Report is available without charge. To receive an Annual Report, contact the UAM Funds Service Center at the address or telephone number on the cover of this Prospectus.

               DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS
  Each Portfolio will normally distribute substantially all of its net invest-ment income (for tax purposes) to shareholders in quarterly dividends. If any net capital gains are realized, the Portfolios will normally distribute them annually.

  All dividend and capital gains distributions made by a Portfolio will be au-tomatically reinvested in additional shares of the Portfolio unless the Fund is notified in writing that the shareholder elects to receive distributions in cash.

FEDERAL TAXES
  Each Portfolio intends to qualify each year as a "regulated investment com-pany" under subchapter M of the Internal Revenue Code of 1986, as amended, for federal income tax purposes and to meet all other requirements that are neces-sary for it (but not its shareholders) to be exempt generally from federal taxes on income and gains paid to shareholders in the form of dividends. To do this, each Portfolio must, among other things, distribute substantially all of its ordinary income and net capital gains on a current basis and maintain a portfolio of investments which satisfies certain diversification criteria.

  Dividends paid by the Portfolio from net investment income, whether in cash or reinvested in shares, are taxable to shareholders as ordinary income. Short-term capital gains will be taxed as ordinary income. Long-term or mid-term capital gains distributions are taxed as long-term or mid-term capital gains, as the case may be. Shareholders will be notified annually of dividend income earned for tax purposes.

  Dividends declared in October, November, or December to shareholders of rec-ord in such month and paid in January of the following year will be deemed to have been paid by the Fund and received by the shareholders on December 31.

  The Fund is required by federal law to withhold 31% of reportable payments paid to shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement, you must certify that your Social Security or Taxpayer Identification Number provided is correct and that either you are not currently subject to backup withholding or you are exempt from backup withholding. This certification must be made either on the Application or on a separate form supplied by the Fund.

                              INVESTMENT ADVISER

  Investment Counselors of Maryland, Inc. is a Maryland corporation formed in 1972 and is located at 803 Cathedral Street, Baltimore, MD 21201. The Adviser is a wholly-owned subsidiary of United Asset Management Corporation ("UAM"), a holding company, and provides investment management services to corporations, pension and profit sharing plans, trusts, estates and other institutions and individuals. As of November 30, 1997, the Adviser had over $4.4 billion in as-sets under management.

  The investment professionals of the Adviser who are primarily responsible for the day-to-day operations of the Portfolios and a description of their business experience during the past five years are as follows:

  Small Company Portfolio -- Robert D. McDorman, Jr.
  Equity Portfolio -- Robert F. Boyd

  ROBERT D. MCDORMAN, JR. -- Principal and Chief Investment Officer. Mr. Mc-Dorman joined ICM in June, 1985. His primary responsibilities are the manage-ment of the ICM Small Company Portfolio and related separate accounts and eq-uity security analysis. Prior to joining ICM, Mr. McDorman managed the Finan-cial Industrial Income Fund. Mr. McDorman earned his B.A. degree at Trinity College and his law degree at the University of Baltimore. He is a Chartered Financial Analyst. Mr. McDorman has managed the ICM Small Company Portfolio since its inception.

  ROBERT F. BOYD -- Principal. Mr. Boyd joined ICM in 1995, to focus on in-vestment and quantitative/valuation research. Before joining ICM, he was a Managing Director and portfolio manager at Brandywine Asset Management. Prior to that, he was Senior Vice President, Director of Research at Mercantile-Safe Deposit and Trust Company, as well as a portfolio manager. Mr. Boyd was awarded his B.S. degree from the University of Virginia and his M.B.A. at Co-lumbia University, after which he joined Smith Barney's research department. He is a Chartered Financial Analyst. Mr. Boyd began managing the ICM Equity Portfolio in February, 1998.

  Additional members of the Investment Counselors of Maryland ("ICM") team of professionals are as follows:

  STEPHEN T. SCOTT -- Principal and President. Mr. Scott specializes in the management of pension assets, private foundations and endowments. He joined ICM in 1973 after having served as portfolio manager at Chase Manhattan Bank and Mercantile-Safe Deposit and Trust Company. He is a graduate of Randolph-Macon College and received an M.B.A. from Columbia University Graduate School of Business.

  PAUL L. BORSSUCK -- Principal. Mr. Borssuck joined ICM in 1985 and heads the firm's Individual Capital Management Division. Prior to joining ICM, Mr.

Borssuck served as Chairman of the Investment Policy Committee at Mercantile-Safe Deposit and Trust Company where he managed portfolios for high net worth clients. Prior to that, he headed the institutional funds management section at American Security and Trust Company in Washington, D.C. Mr. Borssuck earned his B.S. degree and M.B.A. from Lehigh University. He is a Chartered Financial Analyst.

  ANDREW L. GILCHRIST -- Vice President. Mr. Gilchrist joined ICM in 1996 as Director of Investment Technology. Prior to ICM, Drew served as Director of Investment Technology at Mercantile-Safe Deposit and Trust Company for 18 years. Before that, he was with Merrill Lynch. Drew graduated with honors in Economics from the University of Maryland and earned a Masters from The Johns Hopkins University. He is a member of the Society of Quantitative Analysts.

  WILLIAM V. HEAPHY -- Vice President. Mr. Heaphy joined ICM in 1994 as a se-curity analyst in the equity research department. Prior to joining ICM, was an associate in the Baltimore law firm of Ober, Kaler, Grimes and Shriver, and before that, a staff auditor with Price Waterhouse. Mr. Heaphy earned his law degree from the University of Maryland School of Law and his B.S. degree from Lehigh University. He is a Certified Public Accountant and Chartered Financial Analyst.

  CRAIG LEWIS -- Principal and Founder. Prior to founding ICM in 1972, he was Vice President of Investments at First National Bank of Maryland. Before that, he served as Vice President and Director of Research at Robert Garrett & Sons, Inc., a New York Stock Exchange member firm. Mr. Lewis is a graduate of Princeton University. He is a Chartered Financial Analyst and past President of the Baltimore Security Analysts Society.

  LINDA W. MCCLEARY -- Principal. Ms. McCleary oversees the Fixed Income Group at ICM and, as a portfolio manager, is instrumental in the management of bal-anced accounts. She joined ICM in 1978, having worked previously as a Trust Investment Officer at Equitable Trust Company. She is a cum laude graduate of Smith College and holds an M.B.A. from Loyola College.

  CHARLES W. NEUHAUSER -- Senior Vice President. Mr. Neuhauser joined ICM in 1991 as a security analyst in the equity research department. Before joining ICM, he served as a security analyst at Bear, Stearns & Company, Inc. in New York and then Legg Mason in Baltimore. He began his career as an analyst with Ruane, Cunniff and Company, managers of the Sequoia Fund. Mr. Neuhauser is a graduate of Columbia University. He is a Chartered Financial Analyst.

  DANIEL O. SHACKELFORD -- Senior Vice President. Mr. Shackelford joined ICM in 1993. Prior to joining ICM, he was Assistant Director of Investments for the University of North Carolina. He has specific expertise in the utilization of financial futures and options and came to ICM with thirteen years of expe-rience in international fixed income management. Mr. Shackelford is portfolio manager for the ICM Fixed Income Fund and related separate accounts. He re-ceived his B.S.

degree in Business Administration from the University of North Carolina and an M.B.A. from the Fugua School of Business at Duke University. He is a Chartered Financial Analyst.

  Under the Investment Advisory Agreements with the Fund, dated as of March 20, 1989 and June 28, 1993, the Adviser manages the investment and reinvest-ment of the assets of the Portfolios. The Adviser must adhere to the stated investment objectives and policies of the Portfolios, and is subject to the control and supervision of the Fund's Board of Directors.

  As compensation for the services rendered by the Adviser under the Agree-ments, each Portfolio pays the Adviser an annual fee, in monthly installments, calculated by applying the following annual percentage rates to the Portfo-lio's average daily net assets for the month:

                                                                          RATE
                                                                          -----
   Small Company Portfolio............................................... 0.700%
   Equity Portfolio...................................................... 0.625%

  The Adviser has voluntarily agreed to keep the total annual operating ex-penses of the Equity Portfolio from exceeding 0.90% of its average daily net assets. The Fund will not reimburse the Adviser for any advisory fees which are waived or Portfolio expenses which the Adviser may bear on behalf of the Portfolio for a given fiscal year.

  The Adviser may compensate its affiliated companies for referring investors to the Portfolios. The Distributor, UAM, the Adviser, or any of their affili-ates, may, at its own expense, compensate a Service Agent or other person for marketing, shareholder servicing, record-keeping and/or other services per-formed with respect to the Fund, a Portfolio or any Class of Shares of a Port-folio. Payments made for any of these purposes may be made from the paying entity's revenues, its profits or any other source available to it. When such services arrangements, are in effect, they are made generally available to all qualified service providers.

  The Distributor, the Adviser, and certain of their affiliates also partici-pate, at the date of this prospectus, in an arrangement with Smith Barney Inc. under which Smith Barney provides certain defined contribution plan marketing and shareholder services of its Consulting Group and receives .15 of 1% of the daily net asset value of Institutional Class Shares held by Smith Barney's el-igible customer accounts in addition to amounts payable to all selling deal-ers. The Fund also compensates Smith Barney for services it provides to cer-tain defined contribution plan shareholders that are not otherwise provided by UAMFSI.

                       ADVISER'S HISTORICAL PERFORMANCE

  Below are certain performance data provided by the Adviser pertaining to the portion of a separately managed account of the Adviser that was managed with substantially similar (although not necessarily identical) objective, policies and strategies as those of the Equity Portfolio. The investment returns of the Equity Portfolio may differ from those of the separately managed account be-cause such separately managed account may have had fees and expenses that dif-fer from those of the Equity Portfolio. Further, the separately managed ac-count was not subject to investment limitations, diversification requirements and other restrictions imposed by the Investment Company Act of 1940 and In-ternal Revenue Code; such conditions, if applicable, may have lowered the re-turns for the separately managed account. The results presented are not in-tended to predict or suggest the return to be experienced by the Equity Port-folio or the return an investor might achieve by investing in the Equity Port-folio.

             INVESTMENT COUNSELORS OF MARYLAND (ICM) VALUE EQUITY*
                (PERCENTAGE RETURNS -- NET OF MANAGEMENT FEES)

                                                                           S&P
CALENDAR YEARS                                                      ICM    500
--------------                                                     -----  -----
11/1/90-12/31/90.................................................. 14.34%  9.43%
1991.............................................................. 29.11% 30.47%
1992.............................................................. 19.79%  7.62%
1/1/93-10/31/93................................................... 11.79%  9.81%
36 Months ended 10/31/93
  Annualized...................................................... 25.51% 19.05%
  Cumulative...................................................... 97.69% 68.72%
36 Month Mean.....................................................  1.97%  1.51%
Two-Year Calendar Mean............................................ 24.45% 19.05%
  Value of $1 invested during 3 years (11/1/90-10/31/93).......... $1.98  $1.69

Notes:
1. The ANNUALIZED RETURN is calculated from monthly data, allowing for com-pounding. Market Value of the account was the sum of the account's total assets, including cash, cash equivalents, short-term investments, and secu-rities valued at current market prices.

2. The CUMULATIVE RETURN means that $1 invested in the separately managed ac-count on 11/1/90 had grown to $1.98 by 10/31/93.

3. The TWO-YEAR MEAN is the arithmetic average of the annual calendar year re-turns for the years listed. The 36-month mean is the arithmetic average of the monthly returns for the period 11/1/90-10/31/93.

4. The S&P 500 is an unmanaged index which assumes reinvestment of dividends and is generally considered representative of securities similar to those invested in by the Adviser for the purpose of the performance numbers set forth above.

5. The Adviser's average annual management fee over the three-year period (11/1/90-10/31/93) was 0.625% or 62.5 basis points.

* As of the inception date of the Equity Portfolio, ICM stopped separately managing this portion of the account. The tax advantaged retirement plan assets comprising such account were transferred to the ICM Equity Portfo-lio, which began operations on 10/1/93 and utilizes a substantially similar value equity style.

                            ADMINISTRATIVE SERVICES

  UAM Fund Services, Inc. ("UAMFSI"), a wholly-owned subsidiary of UAM, is re-sponsible for performing and overseeing administrative, fund accounting, divi-dend disbursing and transfer agent services provided to the Fund and its Port-folios. UAMFSI's principal office is located at 211 Congress Street, Boston, MA 02110. UAMFSI has subcontracted some of these services to Chase Global Funds Services Company ("CGFSC"), an affiliate of The Chase Manhattan Bank, by a Mutual Funds Service Agreement dated April 15, 1996. CGFSC is located at 73 Tremont Street, Boston, MA 02108.

  The Portfolio pays UAMFSI a two part monthly fee: a Portfolio specific fee which is retained by UAMFSI and a sub-administration fee which UAMFSI in turn pays to CGFSC. The following Portfolio specific fees are calculated from the aggregate net assets of each Portfolio:

                                                                           RATE
                                                                           ----
   Small Company Portfolio................................................ 0.04%
   Equity Portfolio....................................................... 0.06%

  CGFSC's monthly fee for its services is calculated on an annualized basis as follows:

  0.19 of 1% of the first $200 million of combined UAM Funds net assets;
  0.11 of 1% of the next $800 million of combined UAM Funds net assets;
  0.07 of 1% of combined UAM Funds net assets in excess of $1 billion but less than $3 billion;
  0.05 of 1% of combined UAM Funds net assets in excess of $3 billion.

  Fees are allocated among the Portfolios on the basis of their relative as-sets and are subject to a graduated minimum fee schedule per Portfolio, which starts at $2,000 per month and increases to $70,000 annually after two years. If a separate class of shares is added to a Portfolio, its minimum annual fee increases by $20,000.

                                  DISTRIBUTOR

  UAM Fund Distributors, Inc., a wholly-owned subsidiary of UAM, with its principal office located at 211 Congress Street, Boston, Massachusetts 02110, distributes the shares of the Fund. Under the Distribution Agreement (the "Agreement"), the Distributor, as agent for the Fund, agrees to use its best efforts as sole distributor of Fund shares. The Distributor does not receive any fee or other compensation under the Agreement with respect to the Portfo-lios included in this Prospectus. The Agreement continues in effect so long as it is approved at least annually by the Fund's Board of Directors. Those ap-proving the agreements must include a majority of Directors who are neither parties to such Agreement nor interested persons of any such party. The Agree-ment provides that the Fund will bear costs of registration of its shares with the SEC and the printing of its prospectuses, its SAIs and its reports to shareholders.

                            PORTFOLIO TRANSACTIONS

  The Advisory Agreements authorize the Adviser to select the brokers or deal-ers that will execute the purchases and sales of investment securities for each Portfolio. The Agreements direct the Adviser to use its best efforts to obtain the best available price and most favorable execution for all transac-tions of the Portfolios. If consistent with the interests of the Portfolios, the Adviser may select brokers on the basis of research, statistical and pric-ing services these brokers provide to the Portfolios in addition to required broker services. Such brokers may be paid a higher commission than that which another qualified broker would have charged for effecting the same transac-tion, provided that such commissions are paid in compliance with the Securi-ties Exchange Act of 1934, as amended, and that the Adviser determines in good faith that the commission is reasonable in terms either of the transaction or the overall responsibility of the Adviser to the Portfolios and the Adviser's other clients. Although not a typical practice, the Adviser may place portfo-lio orders with qualified broker-dealers who refer clients to the Adviser.

  If a purchase or sale of securities is consistent with the investment poli-cies of a Portfolio and one or more other clients served by the Adviser is considering a purchase at or about the same time, transactions in such securi-ties will be allocated among the Portfolio and clients in a manner deemed fair and reasonable by the Advisor. Although there is no specified formula for al-locating such transactions, allocations are subject to periodic review by the Fund's Directors.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES AND VOTING RIGHTS
  The Fund was organized as a Maryland corporation on October 11, 1988 under the name "ICM Fund, Inc." On January 18, 1989, the name of the Fund was changed to "The Regis Fund, Inc." On October 31, 1995, the name of the

Fund was changed to "UAM Funds, Inc." The Fund's Articles of Incorporation, as amended, permit the Directors to issue three billion shares of common stock, with an $.001 par value. The Board of Directors has the power to designate one or more series or classes of shares of common stock and to classify or reclas-sify any unissued shares. At its discretion, the Board of Directors may create additional Portfolios and Classes of shares of the Fund.

  The shares of each Portfolio and Class are fully paid and nonassessable, have no preference as to conversion, exchange, dividends, retirement or other features and have no pre-emptive rights. They have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his name on the books of the Fund.

  In addition to the Institutional Class Shares offered by this Prospectus, the Board of Directors of the Fund has authorized Institutional Service Class Shares and Advisor Class Shares, which are not currently being offered by these Portfolios.

  Annual meetings will not be held except as required by the 1940 Act and other applicable laws. The Fund has undertaken that its Directors will call a meeting of shareholders if such a meeting is requested in writing by the hold-ers of not less than 10% of the outstanding shares of the Fund. The Fund will assist shareholder communications in such matters, to the extent required in the undertaking.

CUSTODIAN
  The Chase Manhattan Bank serves as Custodian of the Fund's assets.

INDEPENDENT ACCOUNTANTS
  Price Waterhouse LLP serves as the independent accountants for the Fund.

REPORTS
  Shareholders receive unaudited semi-annual financial statements and annual financial statements audited by Price Waterhouse LLP.

SHAREHOLDER INQUIRIES
  Shareholder inquiries may be made by contacting the UAM Funds Service Center at the address or telephone number on the cover of this Prospectus.

  NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRE-SENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE FUND'S STATEMENT OF AD-DITIONAL INFORMATION, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS DOES NOT CONSTI-TUTE AN OFFERING BY THE FUND IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                    UAM FUNDS -- INSTITUTIONAL CLASS SHARES

 Acadian Emerging Markets Portfolio
 Acadian International Equity Portfolio
 BHM&S Total Return Bond Portfolio
 Chicago Asset Management Intermediate Bond Portfolio
 Chicago Asset Management Value/Contrarian Portfolio
 C&B Balanced Portfolio
 C&B Equity Portfolio
 C&B Equity Portfolio for Taxable Investors
 C&B Mid Cap Equity Portfolio
 DSI Disciplined Value Portfolio
 DSI Limited Maturity Bond Portfolio
 DSI Money Market Portfolio
 DSI Balanced Portfolio
 FMA Small Company Portfolio
 FPA Crescent Portfolio
 Hanson Equity Portfolio
 ICM Equity Portfolio
 ICM Fixed Income Portfolio
 ICM Small Company Portfolio
 Jacobs International Octagon Portfolio
 McKee Domestic Equity Portfolio
 McKee International Equity Portfolio
 McKee U.S. Government Portfolio
 McKee Small Cap Equity Portfolio
 MJI International Equity Portfolio
 NWQ Balanced Portfolio
 NWQ Value Equity Portfolio
 NWQ Small Cap Value Portfolio
 NWQ Special Equity Portfolio
 Rice, Hall James Small Cap Portfolio
 Rice, Hall James Small/Mid Cap Portfolio
 Sirach Equity Portfolio
 Sirach Growth Portfolio
 Sirach Special Equity Portfolio
 Sirach Strategic Balanced Portfolio
 Sirach Bond Portfolio
 SAMI Preferred Stock Income Portfolio
 Sterling Partners' Balanced Portfolio
 Sterling Partners' Equity Portfolio
 Sterling Partners' Small Cap Value Portfolio
 TS&W Equity Portfolio
 TS&W Fixed Income Portfolio
 TS&W International Equity Portfolio
 TS&W Balanced Portfolio

  UAM Funds Service Center
  c/o Chase Global Funds Services Company
  P.O. Box 2798
  Boston, MA 02208-2798
  1-800-638-7983

  Investment Adviser
  Investment Counselors of Maryland, Inc.
  803 Cathedral Street
  Baltimore, Maryland 21201
  (410) 539-3838

  Distributor
  UAM FUND DISTRIBUTORS, INC.
  211 Congress Street
  Boston, MA 02110




  PROSPECTUS

  January 22, 1998, as
  supplemented May 14, 1998

                                    PART B

                                UAM FUNDS, INC.

--------------------------------------------------------------------------------

                          ICM SMALL COMPANY PORTFOLIO

                             ICM EQUITY PORTFOLIO

--------------------------------------------------------------------------------

STATEMENT OF ADDITIONAL INFORMATION - JANUARY 22, 1998, AS SUPPLEMENTED MAY 14, 1998

          This Statement is not a Prospectus but should be read in conjunction with the Prospectus of the UAM Funds, Inc. (the "UAM Funds" or the "Fund") for the ICM Small Company and ICM Equity Portfolios' Institutional Class Shares dated January 22, 1998, as supplemented from time-to-time. To obtain the Prospectus, please call the UAM Funds Service Center: 1-800-638-7983.

                               TABLE OF CONTENTS
                                                                            PAGE
                                                                            ----

INVESTMENT OBJECTIVES AND POLICIES.........................................    1

PURCHASE AND REDEMPTION OF SHARES..........................................   10

VALUATION OF SHARES........................................................   12

SHAREHOLDER SERVICES.......................................................   12

INVESTMENT LIMITATIONS.....................................................   14

MANAGEMENT OF THE FUND.....................................................   16

INVESTMENT ADVISER.........................................................   20

PORTFOLIO TRANSACTIONS.....................................................   22

ADMINISTRATIVE SERVICES....................................................   23

CUSTODIAN..................................................................   25

INDEPENDENT ACCOUNTANTS....................................................   26

DISTRIBUTOR................................................................   26

PERFORMANCE CALCULATIONS...................................................   26

GENERAL INFORMATION........................................................   28

FINANCIAL STATEMENTS.......................................................   30

APPENDIX A - DESCRIPTION OF SECURITIES AND RATINGS.........................  A-1

APPENDIX B - COMPARISONS...................................................  B-1

                      INVESTMENT OBJECTIVES AND POLICIES

          The following policies supplement the investment policies of the ICM Small Company and ICM Equity Portfolios (the "Portfolios") as set forth in the Portfolios' Prospectus.

LENDING OF SECURITIES

          Each Portfolio may lend its investment securities to qualified brokers, dealers, domestic and foreign banks or other financial institutions, so long as the terms, the structure and the aggregate amount of such loans are not inconsistent with the Investment Company Act of 1940, as amended, (the "1940 Act") or the Rules and Regulations or interpretations of the Securities and Exchange Commission (the "SEC" or the "Commission") thereunder, which currently require that (a) the borrower pledge and maintain with the Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a domestic U.S. bank or securities issued or guaranteed by the United States Government having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Portfolio at any time, and (d) the Portfolio receives reasonable interest on the loan (which may include the Portfolio investing any cash collateral in interest bearing short-term investments). A Portfolio will not loan securities to the extent that greater than one-third of its assets (including the value of collateral for the loan) at fair market value would be committed to loans. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the securities loaned if the borrower of the securities fails financially. These risks are similar to the ones involved with repurchase agreements as discussed in the Prospectus.

SHORT-TERM INVESTMENTS

          In order to earn a return on uninvested assets, meet anticipated redemptions, or for temporary defensive purposes, each Portfolio may invest a portion of its assets in the short-term investments described below:

          (1) Time deposits, certificates of deposit (including marketable variable rate certificates of deposit) and bankers' acceptances issued by a commercial bank or savings and loan association. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits maturing in more than seven days will not be purchased by a Portfolio, and time deposits maturing from two business days through seven calendar days will not exceed 10% of the total assets of a Portfolio;

          Certificates of deposit are negotiable short-term obligations issued by commercial banks or savings and loan associations collateralized by funds deposited in the issuing institution. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. A banker's acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods);

          Each Portfolio will not invest in any security issued by a commercial bank unless (i) the bank had total assets of a least $1 billion, or the equivalent in other currencies, (ii) in the case of U.S. banks, it is a member of the Federal Deposit Insurance Corporation, and (iii) in the case of foreign branches of U.S. banks, the security is, in the opinion of the Adviser, of an investment quality comparable with other debt securities which may be purchased by each Portfolio;

          (2) Commercial paper rated A-1 or A-2 by S&P or Prime-1 or Prime-2 by Moody's or, if not rated, determined by the Adviser to be of comparable quality;

          (3) Short-term corporate obligations rated BBB or better by S&P or Baa by Moody's;

          (4) U.S. Government obligations including bills, notes, bonds and other debt securities issued by the U.S. Treasury. These are direct obligations of the U.S. Government and differ mainly in interest rates, maturities and dates of issue;

          (5) U.S. Government agency securities issued or guaranteed by U.S. Government sponsored instrumentalities and Federal agencies. These include securities issued by the Federal Home Loan Banks, Federal Land Bank, Farmers Home Administration, Federal Farm Credit Banks, Federal Intermediate Credit Bank, Federal National Mortgage Association, Federal Financing Bank, the Tennessee Valley Authority, and others; and

          (6)  Repurchase agreements collateralized by securities listed above.

FUTURES CONTRACTS

          The Portfolios may enter into stock futures contracts, options, and options on futures contracts for the purposes of hedging, remaining fully invested and reducing transactions costs. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"), a U.S. Government agency.

          Although futures contracts by their terms call for actual delivery or acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold" or "selling" a contract previously "purchased") in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold.

          Futures traders are required to make a good faith margin deposit in cash or government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin that may range upward from less than 5% of the value of the contract being traded.

          After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, changes in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Fund expects to earn interest income on its margin deposits.

          Traders in futures contracts may be broadly classified as either "hedgers" or "speculators." Hedgers use the futures markets primarily to offset unfavorable changes in the value of securities otherwise held for investment purposes or expected to be acquired by them. Speculators are less inclined to own the securities underlying the futures contracts which they trade, and use futures contracts with the expectation of realizing profits from a fluctuation in interest rates. The Portfolios intend to use futures contracts only for hedging purposes.

          Regulations of the CFTC applicable to the Fund require that all of its futures transactions constitute bona fide hedging transactions or that the Fund's commodity futures and option positions be for other purposes, to the extent that the aggregate initial margins and premiums required to establish such non-hedging positions do not exceed five percent of the liquidation value of a Portfolio. A Portfolio will only sell futures contracts to protect securities it owns against price declines or purchase contracts to protect against an increase in the price of securities it intends to purchase. As evidence of this hedging interest, the Portfolio expects that approximately 75% of its futures contracts purchases will be "completed"; that is, equivalent amounts of related securities will have been purchased or are being purchased by the Portfolio upon sale of open futures contracts.

          Although techniques other than the sale and purchase of futures contracts could be used to control the Portfolios' exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure. While the Portfolios will incur commission expenses in both opening and closing out futures positions, these costs are lower than transaction costs incurred in the purchase and sale of the underlying securities.

RESTRICTIONS ON THE USE OF FUTURES CONTRACTS

          The Portfolios will not enter into futures contract transactions to the extent that, immediately thereafter, the sum of their initial margin deposits on open contracts exceeds 5% of the market value of its total assets. In addition, the Portfolios will not enter into futures contracts to the extent that their outstanding obligations to purchase securities under these contracts would exceed 20% of their total assets.

RISK FACTORS IN FUTURES TRANSACTIONS

          The Portfolio will minimize the risk that it will be unable to close out a futures contract by only entering into futures which are traded on national futures exchanges and for which there appears to be a liquid secondary market. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, the Portfolios would continue to be required to make daily cash payments to maintain their required margin. In such situations, if the Portfolios have insufficient cash, they may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Portfolios may be required to make delivery of the instruments underlying futures contracts they hold. The inability to close options and futures positions also could have an adverse impact on the Portfolios' ability to effectively hedge.

          The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contracts would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in a loss in excess of the amount invested in the contract. However, because the futures strategies of the Portfolio is engaged in only for hedging purposes, the Adviser does not believe that the Portfolios are subject to the risks of loss frequently associated with futures transactions. The Portfolios would presumably have sustained comparable losses if, instead of the futures contract, they had invested in the underlying financial instrument and sold it after the decline.

          Utilization of futures transactions by the Portfolios does involve the risk of imperfect or no correlation where the securities underlying a futures contract have different maturities than the portfolio securities being hedged. It is also possible that the Portfolios could lose money on futures contracts and also experience a decline in value of portfolio securities. There is also the risk of loss by the Portfolios of margin deposits in the event of bankruptcy of a broker with whom the Portfolios have an open position in a futures contract or related option.

          Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days, with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

OPTIONS

          The Portfolios may purchase and sell put and call options and write covered call and put options on futures contracts generally for hedging purposes. Investments in options involve some of the same considerations that are involved in connection with investments in futures contracts (e.g., the existence of a liquid secondary market). In addition, the purchase of an option also entails the risk that changes in the value of the underlying security or contract will not be fully reflected in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract on which it is based or the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. For example, there are significant differences between the securities, futures and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective. A decision as to whether, when, and how to use options involves the exercise of skill and judgment by the Adviser, and even a well-conceived transaction may be unsuccessful because of market behavior or unexpected events.

WRITING COVERED CALL AND PUT OPTIONS AND PURCHASING CALL AND PUT OPTIONS

          The Portfolios may write exchange-traded covered call and put options on or relating to specific securities in order to earn additional income or, in the case of a call written, to minimize or hedge against anticipated declines in the value of its portfolio securities. The Portfolios may write covered call options on their portfolio securities in order to earn additional income or to minimize or hedge against anticipated declines in the value of those securities. All call options written by a Portfolio are covered, which means that the Portfolio will own the securities subject to the option as long as the option is outstanding. All put options written by a Portfolio are covered, which means that the Portfolio has deposited with its custodian cash or liquid securities with a value at least equal to the exercise price of the option. Call and put options written by the Portfolio may also be covered to the extent that the Portfolio's liabilities under such options are offset by its rights under call or put options purchased by a Portfolio and call options written by a Portfolio may also be covered by depositing cash or securities with its custodian in the same manner as written puts are covered.

          Through the writing of a covered call option a Portfolio receives premium income but obligates itself to sell to the purchaser of such an option the particular security underlying the option at a specified price at any time prior to the expiration of the option period, regardless of the market value of the security during this period. Through the writing of a covered put option, a Portfolio receives premium income but obligates itself to purchase a particular security underlying the option at a specified price at any time prior to the expiration of the option period, regardless of market value during the option period.

          The Portfolios may, in accordance with their investment objectives, also write exchange-traded covered call and put options on stock indices. The Portfolios may write such options to generate additional income or as a hedging technique to minimize anticipated declines in the value of the Portfolio's securities. In economic effect, a stock index call or put option is similar to an option on a particular security, except that the value of the option depends on the weighted value of the group of securities comprising the index, rather than a particular security, and settlements are made in cash rather than by delivery of a particular security.

          The Portfolios may also purchase exchange-traded call and put options with respect to securities and with respect also to stock indices that correlate with their particular portfolio securities. The Portfolios may purchase put options for defensive purposes in order to protect against an anticipated decline in the value of portfolio securities. As the holder of a put option with respect to individual securities, the Portfolios have the right to sell the securities underlying the options and to receive a cash payment at the exercise price at any time during the option period. As the holder of a put option on an index, a Portfolio has the right to receive, upon exercise of the option, a cash payment equal to a multiple of any excess of the strike price specified by the option over the value of the index.

          The Portfolios may purchase call options on individual securities in order to take advantage of anticipated increases in the price of those securities by purchasing the right to acquire the securities underlying the option (or, with respect to options on indices, to receive income equal to the value of such index over the strike price). As the holder of a call option with respect to individual securities, a Portfolio obtains the right to purchase the underlying securities at the exercise price at any time during the option period. As the holder of a call option on a stock index, a Portfolio obtains the right to receive upon exercise of the option, a cash payment equal to the multiple of any excess of the value of the index on the exercise date over the strike price specified in the option.

          The Portfolios may also write and purchase unlisted covered call and put options. Such options are not traded on an exchange and may not be as actively traded as listed securities, making the valuation of these securities more difficult. In addition, an unlisted option entails a risk not found in connection with listed options -- that the party on the other side of the option transaction will default. This may make it impossible to close out an unlisted option position in some cases, and profits may be lost thereby. Except as described below, such unlisted over-the-counter options will generally be considered illiquid securities. The Portfolios will engage in such transactions only with firms of sufficient credit to minimize these risks. Where a Portfolio has entered into agreements with primary dealers with respect to the unlisted options it has written, and such agreements would enable the Portfolio to have an absolute right to repurchase, at a pre-established formula price, the over-the-counter options written by it, the Portfolio will treat as illiquid only the amount equal to the formula price described above less the amount by which the option is "in the money."

          Option-related investment practices involve certain risks that are different in some respects from investment risks associated with similar funds which do not engage in such activities. These risks include the following: writing covered call options -- the inability to effect closing transactions at favorable prices and the inability to participate in the appreciation of the underlying securities above an amount equal to the exercise price plus the premium; writing covered put options -- the inability to effect closing transactions at favorable prices and the obligation to purchase the specified securities or to make a cash settlement on a stock index at prices that may not reflect current market values; and purchasing put and call options -- possible loss of the entire premium paid.

          In addition, the effectiveness of hedging the Portfolios through the purchase or sale (writing)of stock index options will depend upon the extent to which price movements in the Portfolios' holdings being hedged correlate with price movements in the selected stock index. Perfect correlation may not be possible because the securities held or to be acquired by the Portfolios may not exactly match the composition of the stock index on which options are purchased or written.

FEDERAL TAX TREATMENT OF FUTURES CONTRACTS

          Except for transactions the Portfolios have identified as hedging transactions, the Portfolios are required for federal income tax purposes to recognize as income for each taxable year its net unrealized gains and losses on regulated futures contracts as of the end of the year as well as those actually realized during the year. In most cases, any gain or loss recognized with respect to a futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract. Furthermore, sales of futures contracts which are intended to hedge against a change in the value of securities held by the Portfolios may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition.

          In order for the Portfolios to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of their gross income for a taxable year must be derived from qualifying income: i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or foreign currencies, or other income derived with respect to its business of investing in such securities or currencies. It is anticipated that any net gain realized from the closing out of futures contracts will be considered a gain from the sale of securities and therefore will be qualifying income for purposes of the 90% requirement.

          The Portfolios will distribute to shareholders annually any net capital gains which have been recognized for federal income tax purposes (including unrealized gains at the end of the Portfolios' fiscal year) on futures transactions. Such distributions will be combined with distributions of capital gains realized on the Portfolios' other investments and shareholders will be advised on the nature of the payments.

PORTFOLIO TURNOVER

          The portfolio turnover rates described in the Prospectus are calculated by dividing the lesser of purchases or sales of portfolio securities for the year by the monthly average of the value of the portfolio securities. The calculation excludes all securities, including options, whose maturities at the time of acquisition were one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year, and may also be affected by cash requirements for redemptions of shares. See "Financial Highlights" in the Prospectus for the historical portfolio turnover rates with respect to the Small Company and Equity Portfolios.

                       PURCHASE AND REDEMPTION OF SHARES

          Shares of each Portfolio may be purchased without a sales commission, at the net asset value per share next determined after an order is received in proper form by the Fund, and payment is received by the Fund's custodian. The minimum initial investments required for the ICM Small Company and ICM Equity Portfolios are $5,000,000 and $2,500, respectively, with certain exceptions as may be determined from time to time by the officers of the Fund. Other investment minimums are: initial IRA investment, $500; initial spousal IRA investment, $250; minimum additional investment for Small Company and Equity Portfolios are $1,000 and $100, respectively. An order received in proper form prior to the close of regular trading on the New York Stock Exchange ("Exchange") (generally 4:00 p.m. Eastern Time) will be executed at the price computed on the date of receipt; and an order received not in proper form or after the close of the Exchange will be executed at the price computed on the next day the Exchange is open after proper receipt. The Exchange will be closed on the following days: Presidents' Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving Day; Christmas Day; New Year's Day and Dr. Martin Luther King, Jr. Day.

          Each Portfolio reserves the right in its sole discretion (1) to suspend the offering of its shares, (2) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund, and
(3) to reduce or waive the minimum for initial and subsequent investment for certain fiduciary accounts such as employee benefit plans or under circumstances where certain economies can be achieved in sales of the Portfolio's shares.

          Each Portfolio may suspend redemption privileges or postpone the date of payment (i) during any period that either the Exchange and custodian bank are closed, or trading on the Exchange is restricted as determined by the Commission, (ii) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for a Portfolio to dispose of securities owned by it, or to fairly determine the value of its assets, and (iii) for such other periods as the Commission may permit. The Fund has made an election with the Commission to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period. Such commitment is irrevocable without the prior approval of the Commission. Redemptions in excess of the above limits may be paid in whole or in part, in investment securities or in cash, as the Directors may deem advisable; however, payment will be made wholly in cash unless the Directors believe that economic or market conditions exist which would make such a practice detrimental to the best interests of the Portfolio. If redemptions are paid in investment securities, such securities will be valued as set forth in the Prospectus under "Valuation of Shares" and a redeeming shareholder would normally incur brokerage expenses if these securities were converted to cash.

          No charge is made by a Portfolio for redemptions. Any redemption may be more or less than the shareholder's initial cost depending on the market value of the securities held by a Portfolio.

Signature Guarantees -- To protect your account, the Fund and Chase Global Funds Services Company ("CGFSC") from fraud, signature guarantees are required for certain redemptions. The purpose of signature guarantees is to verify the identity of the person who has authorized a redemption from your account. Signature guarantees are required for (1) all redemptions when the proceeds are to be paid to someone other than the registered owner(s) and/or registered address, or (2) share transfer requests.

          Signatures must be guaranteed by an "eligible guarantor institution" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. A complete definition of eligible guarantor institutions is available from the Fund's transfer agent. Broker-dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees. Signature guarantees will be accepted from any eligible guarantor institution which participates in a signature guarantee program.

          The signature guarantee must appear either (1) on the written request for redemption, (2) on a separate instrument for assignment ("stock power") which should specify the total number of shares to be redeemed, or (3) on all stock certificates tendered for redemption and, if shares held by the Fund are also being redeemed, on the letter or stock power.

                              VALUATION OF SHARES

          Equity securities listed on a securities exchange for which market quotations are readily available are valued at the last quoted sale price on the day the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted equity securities and listed securities not traded on the valuation date for which market quotations are readily available are valued not exceeding the asked prices nor less than the bid prices. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents. The converted value is based upon the bid price of the foreign currency against U.S. dollars quoted by any major bank or by a broker.

          Securities purchased with remaining maturities of 60 days or less are valued at amortized cost using methods approved by the Fund's Directors.

          The value of other assets and securities for which no quotations are readily available (including restricted securities) is determined in good faith at fair value using methods approved by the Fund's Directors.

                              SHAREHOLDER SERVICES

          The following supplements the shareholder services information set forth in the Prospectus.

EXCHANGE PRIVILEGE

          Institutional Class Shares of each ICM Portfolio may be exchanged for Institutional Class Shares of the other ICM Portfolios. In addition, Institutional Class Shares of each ICM Portfolio may be exchanged for any other Institutional Class Shares of a Portfolio included in the UAM Funds which is comprised of the Fund and UAM Funds Trust. (See the list of Portfolios of the UAM Funds -- Institutional Class Shares in the Prospectus.) Exchange requests should be made by calling the Fund (1-800-638-7983) or by writing to UAM Funds, UAM Funds Service Center, c/o Chase Global Funds Services Company, P.O. Box 2798, Boston, MA 02208-2798. The exchange privilege is only available with respect to Portfolios that are qualified for sale in a shareholder's state of residence.

          Any such exchange will be based on the respective net asset values of the shares involved. There is no sales commission or charge of any kind. Before making an exchange into a Portfolio, a shareholder should read its Prospectus and consider the investment objectives of the Portfolio to be purchased. You may obtain a Prospectus for the Portfolio(s) you are interested in by calling the UAM Funds Service Center at 1-800-638-7983.

          Exchange requests may be made either by mail or telephone. Telephone exchanges will be accepted only if the certificates for the shares to be exchanged have not been issued to the shareholder and if the registration of the two accounts will be identical. Requests for exchanges received prior to the close of regular trading on the Exchange (generally 4:00 p.m. Eastern Time) will be processed as of the close of business on the same day. Requests received after the close of regular trading on the Exchange will be processed on the next business day. Neither the Fund nor CGFSC will be responsible for the authenticity of the exchange instructions received by telephone. Exchanges may also be subject to limitations as to amounts or frequency, and to other restrictions established by the Board of Directors to assure that such exchanges do not disadvantage the Fund and its shareholders.

          For federal income tax purposes, an exchange between funds is a taxable event, and, accordingly, a capital gain or loss may be realized. In a revenue ruling relating to circumstances similar to the Fund's, an exchange between series of a Fund was also deemed to be a taxable event. It is likely, therefore that a capital gain or loss would be realized on an exchange between Portfolios; you may want to consult your tax adviser for further information in this regard. The exchange privilege may be modified or terminated at any time.

TRANSFER OF SHARES

          Shareholders may transfer shares of the Fund's Portfolios to another person or entity by making a written request to the Fund. The request should clearly identify the account and number of shares to be transferred, and include the signature of all registered owners and all stock certificates, if any, which are subject to the transfer. The signature on the letter of request, the stock certificate or any stock power must be guaranteed in the same manner as described under "Purchase and Redemption of Shares." As in the case of redemptions, the written request must be received in good order before any transfer can be made.

                             INVESTMENT LIMITATIONS

          Each Portfolio is subject to the following restrictions which are fundamental policies (except as noted below) and may not be changed without the approval of the lesser of: (1) at least 67% of the voting securities of the Portfolio present at a meeting if the holders of more than 50% of the outstanding voting securities of the Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Portfolio. Whenever an investment limitation sets forth a percentage limitation on investment or utilization of assets, such limitation shall be determined immediately after and as a result of a Portfolio's acquisition of such security or other assets. Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered when determining whether the investment complies with a Portfolio's investment limitations. Each Portfolio will not:

          (1) invest in commodities except that the Portfolio may invest in futures contracts and options to the extent that not more than 5% of a Portfolio's assets are required as deposit to secure obligations under futures contracts;

          (2) purchase or sell real estate, although it may purchase and sell securities of companies which deal in real estate and may purchase and sell securities which are secured by interests in real estate;

          (3) make loans except (i) by purchasing bonds, debentures or similar obligations (including repurchase agreements, subject to the limitation described in (10) below) which are publicly distributed, and (ii) by lending its portfolio securities to banks, brokers, dealers and other financial institutions so long as such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the Commission thereunder;

          (4) issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit a Portfolio from
               (i) making any permitted borrowings, mortgages or pledges, or
               (ii) entering into options, futures or repurchase transactions;

          (5) purchase on margin or sell short except as specified in (1) above;*

          (6) with respect to 75% of its assets, purchase more than 10% of any class of the outstanding voting securities of any issuer;

          (7) with respect as to 75% of its assets, purchase securities of any issuer (except obligations of the United States Government and its instrumentalities) if as the result more than 5% of the Portfolio's total assets, at the time of purchase, would be invested in the securities of such issuer;

          (8) purchase or retain securities of an issuer if those officers and Directors of the Fund or its investment adviser owning more than 1/2 of 1% of such securities together own more than 5% of such securities;*

          (9) borrow money, except from banks and as a temporary measure for extraordinary or emergency purposes and then, in no event, in excess of 10% of the ICM Small Company Portfolio's gross assets (33 1/3% for the ICM Equity Portfolio) valued at the lower of market or cost, and the Portfolio may not purchase additional securities when borrowings exceed 5% of total gross assets;

          (10) pledge, mortgage, or hypothecate any of its assets to an extent greater than 10% of its total assets at fair market value;*

          (11) underwrite the securities of other issuers;

          (12) invest more than an aggregate of 10% of net assets determined at the time of investment, in securities subject to legal or contractual restrictions on resale or securities for which there are no readily available markets, including repurchase agreements having maturities of more than seven days;

          (13) invest for the purpose of exercising control over management of any company;*

          (14) invest more than 5% of its assets at the time of purchase in the securities of companies that have (with predecessors) continuous operations consisting of less than three years;*

          (15) acquire any securities of companies within one industry if, as a result of such acquisition, more than 25% of the value of the Portfolio's total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or instruments issued by U.S. banks when the Portfolio adopts a temporary defensive position; and

          (16) write or acquire options or interests in oil, gas or other mineral exploration or development programs.*

----------

* This restriction is a non-fundamental policy of the ICM Equity Portfolio. Therefore, it may be changed by the Fund's Board of Directors upon a reasonable notice to investors.

                             MANAGEMENT OF THE FUND

OFFICERS AND DIRECTORS

          The Officers of the Fund manage its day-to-day operations and are responsible to the Fund's Board of Directors. The Directors set broad policies for the Fund and elect its Officers. The following is a list of the Directors and Officers of the Fund, their addresses and dates of birth, and a brief statement of their present positions and principal occupations during the past five years.

John T. Bennett, Jr.          Director of the Fund; President of Squam
College Road-RFD 3            Investment Management Company, Inc.  and
Meredith, NH 03253            Great Island Investment Company, Inc.;
1/26/29                       President of Bennett Management Company
                              from 1988 to 1993.

Nancy J. Dunn                 Director of the Fund; Vice President for
10 Garden Street              Finance and Administration and Treasurer
Cambridge, MA  02138          of Radcliffe College since 1991.
8/14/51

Philip D. English             Director of the Fund; President and
16 West Madison Street        Chief Executive Officer of Broventure
Baltimore, MD 21201           Company, Inc.; Chairman of the Board of
8/5/48                        Chektec Corporation and Cyber
                              Scientific, Inc.

William A. Humenuk            Director of the Fund; Partner in the
4000 Bell Atlantic Tower      Philadelphia office of the law firm
1717 Arch Street              Dechert Price & Rhoads; Director, Hofler
Philadelphia, PA 19103        Corp.
4/21/42

Norton H. Reamer*             Director, President and Chairman of the
One International Place       Fund; President, Chief Executive Officer
Boston, MA 02110              and a Director of United Asset
3/21/35                       Management Corporation; Director,
                              Partner or Trustee of each of the
                              Investment Companies of the Eaton Vance
                              Group of Mutual Funds.

Charles H. Salisbury, Jr.*    Director of the Fund; Executive Vice
One International Place       President of United Asset Management
Boston, MA  02110             Corporation; formerly an executive
3/24/40                       officer and Director of T. Rowe Price
                              and President and Chief Investment
                              Officer of T. Rowe Price Trust Company.

Peter M. Whitman, Jr.*        Director of the Fund; President and
One Financial Center          Chief Investment Officer of Dewey Square
Boston, MA 02111              Investors Corporation since 1988;
7/1/43                        Director and Chief Executive Officers of
                              H.T.  Investors, Inc., formerly a
                              subsidiary of Dewey Square.

William H. Park               Vice President of the Fund; Executive
One International Place       Vice President and Chief Financial
Boston, MA 02110              Officer of United Asset Management
9/19/47                       Corporation.

Gary L. French                Treasurer of the Fund; President of UAM
211 Congress Street           Fund Services, Inc, and UAM Fund
Boston, MA 02110              Distributors, Inc.; Vice President of
7/4/51                        Operations, Development and Control of
                              Fidelity Investments in 1995; Treasurer
                              of the Fidelity Group of Mutual Funds
                              from 1991 to 1995.

Robert R. Flaherty            Assistant Treasurer of the Fund; Vice

211 Congress Street           President of UAM Fund Services, Inc.;
Boston, MA 02110              former Manager of Fund Administration
9/18/63                       and Compliance of Chase Global Fund
                              Services Company from 1995 to 1996;
                              Senior Manager of Deloitte & Touche LLP
                              from 1985 to 1995.

Gordon M. Shone               Assistant Treasurer of the Fund; Vice
73 Tremont Street             President of Fund Administration and
Boston, MA 02108              Compliance of Chase Global Funds
7/30/56                       Services Company; formerly Senior Audit
                              Manager of Coopers & Lybrand from 1983
                              to 1993.

Michael DeFao                 Secretary of the Fund; Vice President
211 Congress Street           and General Counsel of UAM Fund
Boston, MA 02110              Services, Inc. and UAM Fund
2/28/68                       Distributors, Inc.; Associate Attorney
                              of Ropes & Gray (a law firm) from 1993
                              to 1995.

Karl O. Hartmann              Assistant Secretary of the Fund; Senior
73 Tremont Street             Vice President and General Counsel of
Boston, MA 02108              Chase Global Funds Services Company.
3/7/55

----------

* Messrs. Reamer, Salisbury and Whitman are deemed to be "interested persons" of the Fund as that term is defined in the 1940 Act.

          As of December 24, 1997, the Directors and Officers of the Fund owned less than 1% of the Fund's outstanding shares.

REMUNERATION OF DIRECTORS AND OFFICERS

          The Fund pays each Director, who is not also an officer or affiliated person, a $150 quarterly retainer fee per active Portfolio which currently amounts to $6,300 per quarter. In addition, each unaffiliated Director receives a $2,000 meeting fee which is aggregated for all of the Directors and allocated proportionately among the Portfolios of the Fund and UAM Funds Trust and reimbursement for travel and other expenses incurred while attending Board meetings. Directors who are also officers or affiliated persons receive no remuneration for their services as Directors. The Fund's officers and employees are paid by either the Adviser, United Asset Management Corporation ("UAM"), the Administrator or CGFSC and receive no compensation from the Fund. The following table shows aggregate compensation paid to each of the Fund's unaffiliated Directors by the Fund and total compensation paid by the Fund, and UAM Funds Trust (collectively the "Fund Complex") in the fiscal year ended October 31, 1997.


                                               PENSION OR
                                               RETIREMENT                          TOTAL
                            AGGREGATE           BENEFITS        ESTIMATED      COMPENSATION
                          COMPENSATION         ACCRUED AS         ANNUAL           FROM
   NAME OF PERSON,            FROM               PART OF      BENEFITS UPON   REGISTRANT AND
      POSITION             REGISTRANT         FUND EXPENSES     RETIREMENT     FUND COMPLEX
      --------             ----------         -------------     ----------     ------------
John T. Bennett, Jr..        $26,791                0               0             $32,750
  Director
Nancy J. Dunn........        $ 6,774                0               0             $ 8,300
  Director
Philip D. English....        $26,791                0               0             $32,750
  Director
William A. Humenuk...        $26,791                0               0             $32,750
  Director


PRINCIPAL HOLDERS OF SECURITIES

          As of December 24, 1997, the following persons or organizations held of record or beneficially 5% or more of the shares of the ICM Portfolios, as noted.

          ICM Equity Portfolio: Wilmington Trust Co. TRSTE, FBO AC 425173 Integrated Device Technology 401K, c/o Mutual Funds, 1100 N. Market Street, Wilmington, DE, 23.1%; Charles Schwab & Co., Inc., Reinvest Account, Attn:
Mutual Funds, 101 Montgomery Street, San Francisco, CA, 15.4%; First National Bank of Maryland Customer Account, Finney Trimble, Assoc. Profit Sharing Plan 28050, P.O. Box 1596, Baltimore, MD, 12.4%; First National Bank of Maryland, Cust ICM/USM PS & 401K Plan, 71275, Security Processing 101 610, P.O. Box 1596, Baltimore, MD, 9.0% and Bryn Mawr School, c/o Investment Counselors of Maryland, 803 Cathedral Street, Baltimore, MD, 8.8%.

          ICM Small Company Portfolio: Major League Baseball Players Benefit Plan, c/o Investment Counselors of Maryland, 803 Cathedral Street, Baltimore, MD, 9.8%; North Carolina Trust Company, P.O. Box 1108, Greensboro, NC, 7.9%*; and Strafe & Co., FAO Riverside Methodist Hospital Foundation, P.O. Box 160, Westerville, OH, 6.9%.

-------------

* Denotes shares held by a trustee or other fiduciary for which beneficial ownership is disclaimed or presumed disclaimed.

          The persons or organizations listed above as owning 25% or more of the outstanding shares of a Portfolio may be presumed to "control" (as that term is defined in the 1940 Act) such Portfolio. As a result, those persons or organizations could have the ability to vote a majority of the shares of the Portfolio on any matter requiring the approval of shareholders of such Portfolio.

                               INVESTMENT ADVISER

CONTROL OF ADVISER

          Investment Counselors of Maryland, Inc. (the "Adviser") is a wholly-owned subsidiary of UAM, a holding company incorporated in Delaware in December 1980 for the purpose of acquiring and owning firms engaged primarily in institutional investment management. Since its first acquisition in August 1983, UAM has acquired or organized approximately 45 such wholly-owned affiliated firms (the "UAM Affiliated Firms"). UAM believes that permitting UAM Affiliated Firms to retain control over their investment advisory decisions is necessary to allow them to continue to provide investment management services that are intended to meet the particular needs of their respective clients. Accordingly, after acquisition by UAM, UAM Affiliated Firms continue to operate under their own firm name, with their own leadership and individual investment philosophy and approach. Each UAM Affiliated Firm manages its own business independently on a day-to-day basis. Investment strategies employed and securities selected by UAM Affiliated Firms are separately chosen by each of them.

SERVICES PERFORMED BY ADVISER

          Pursuant to Investment Advisory Agreements ("Agreements") between the Fund and the Adviser, the Adviser has agreed to manage the investment and reinvestment of the Portfolios' assets, to continuously review, supervise and administer the Portfolios' investment program, and to determine in its discretion the securities to be purchased or sold and the portion of such Portfolios' assets to be held uninvested.

          In the absence of (i) willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its obligations and duties under the Agreements, (ii) reckless disregard by the Adviser of its obligations and duties under the Agreements, or (iii) a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services, the Adviser shall not be subject to any liability whatsoever to the Fund, for any error or judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services under the Agreements.

          Unless sooner terminated, the Agreements shall continue for periods of one year so long as such continuance is specifically approved at least annually (a) by the vote of a majority of those members of the Board of Directors of the Fund who are not parties to the Agreements or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board of Directors of the Fund or (c) by vote of a majority of the outstanding voting securities of the Portfolios. The Agreements may be terminated at any time by a Portfolio, without the payment of any penalty, by vote of a majority of the entire Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of a Portfolio on 60 days' written notice to the Adviser. The Agreements may be terminated by the Adviser at any time, without the payment of any penalty, upon 90 days' written notice to the Fund. The Agreements will automatically and immediately terminate in the event of their assignment.

PHILOSOPHY AND STYLE

          The Adviser employs an investment strategy and approach which can best be characterized as bottom up and value oriented. In selecting stocks for purchase, the Adviser looks for companies which have strong financial and operating characteristics and whose shares are selling at valuations below that of the market in general, and below the average of the companies' own historic valuation ranges. The primary indicator of value to the Adviser is a low price to earnings ratio both on trailing twelve month earnings and one year forward earnings estimates. Other indicators of value include low price to book value, low price to cash flow, and low price to revenue per share. In addition to analyzing company financial statements and talking to management, the Adviser's research includes analysis of suppliers and competitors as well as consulting with outside research sources.

REPRESENTATIVE INSTITUTIONAL CLIENTS

          As of the date of this Statement of Additional Information, the Adviser's representative institutional clients included Georgia Gulf Corp., State of Maryland, Johns Hopkins Hospital, State of Kentucky, Bell Atlantic, TRW Corp., The Rouse Company and Wisconsin Power & Light.

          In compiling this client list, the Adviser used objective criteria such as account size, geographic location and client classification. The Adviser did not use any performance based criteria. It is not known whether these clients approve or disapprove of the Adviser or the advisory services provided.

ADVISORY FEES

          As compensation for services rendered by the Adviser under the Investment Advisory Agreements, the Portfolios pay the Adviser an annual fee, in monthly installments, calculated by applying the following annual percentage rates to the Portfolios' average daily net assets for the month:

                                                  RATE
   ICM Small Company Portfolio................    0.700%
   ICM Equity Portfolio.......................    0.625%

          For the fiscal years ended October 31, 1995, 1996 and 1997, the ICM Small Company Portfolio paid advisory fees of approximately $1,242,000, $2,068,648 and $2,852,097, respectively, to the Adviser. Advisory fees of approximately $35,000, $44,350 and $60,807 were paid by the ICM Equity Portfolio for the fiscal years ended October 31, 1995, 1996 and 1997, respectively. Of the amounts paid to the Adviser on behalf of the ICM Equity Portfolio, $35,000, $44,350 and $88,365 were waived by the Adviser for the fiscal years ended October 31, 1995, 1996 and 1997, respectively.

                             PORTFOLIO TRANSACTIONS

          The Investment Advisory Agreements authorize the Adviser to select the brokers or dealers that will execute the purchases and sales of investment securities for each Portfolio and directs the Adviser to use its best efforts to obtain the best execution with respect to all transactions for the Portfolio.
In doing so, a Portfolio may pay higher commission rates than the lowest rate available when the Adviser believes it is reasonable to do so in light of the value of the research, statistical, and pricing services provided by the broker effecting the transaction. It is not the Fund's practice to allocate brokerage or principal business on the basis of sales of shares which may be made through broker-dealer firms. However, the Adviser may place portfolio orders with qualified broker-dealers who recommend the Fund's Portfolios or who act as agents in the purchase of shares of the Portfolios for their clients. During the fiscal years ended, October 31, 1995, 1996 and 1997, the Small Company Portfolio paid brokerage commissions of $293,462, $318,247 and $264,115, respectively, and the Equity Portfolio paid brokerage commissions of $7,000, $12,102 and $61,390, respectively.

          Some securities considered for investment by a Portfolio may also be appropriate for other clients served by the Adviser. If purchases or sales of securities consistent with the investment policies of a Portfolio and one or more of these other clients served by the Adviser is considered at or about the same time, transactions in such securities will be allocated among the Portfolio and clients in a manner deemed fair and reasonable by the Adviser. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Adviser, and the results of such allocations, are subject to periodic review by the Fund's Directors.

                            ADMINISTRATIVE SERVICES

          The Board of Directors of the Fund approved a Fund Administration Agreement, effective April 15, 1996, ("Fund Administration Agreement") between UAM Fund Services, Inc., a wholly owned subsidiary of UAM, and the Fund. Pursuant to the terms of the Fund Administration Agreement, UAMFSI manages, administers and conducts the general business activities of the Fund other than those which have been contracted to other third parties by the Fund. Additionally, UAMFSI has agreed to provide transfer agency services to the Portfolios pursuant to the terms of the Agreement.

          UAMFSI has subcontracted some of these services to Chase Global Funds Services Company ("CGFSC"), an affiliate of The Chase Manhattan Bank, pursuant to a Mutual Fund Service Agreement between UAMFSI and CGFSC (collectively, with the Fund Administration Agreement between UAMFSI and the Fund, the "Agreements").

          Pursuant to the terms of the Agreements, each Portfolio pays UAMFSI a two-part monthly fee: a Portfolio-specific fee which is retained by UAMFSI and a sub-administration fee which UAMFSI in turn pays to CGFSC. The following Portfolio-specific fees are calculated from the aggregate net assets of each
Portfolio:

                                            ANNUAL RATE
           Small Company Portfolio........    0.04%
           Equity Portfolio...............    0.06%

          CGFSC's monthly fee for its services is calculated on an annualized basis as follows:

          0.19 of 1% of the first $200 million of combined UAM Funds net assets;

          0.11 of 1% of the next $800 million of combined UAM Funds net assets;

          0.07 of 1% of combined UAM Funds net assets in excess of $1 billion but less than $3 billion;

          0.05 of 1% of combined UAM Funds net assets in excess of $3 billion.

          Fees are allocated among the Portfolios on the basis of their relative assets and are subject to a graduated minimum fee schedule per Portfolio, which starts at $2,000 per month and increases to $70,000 annually after two years.
If a separate class of shares is added to a Portfolio, its minimum annual fee increases by $20,000.

          Prior to April 15, 1996, Chase Global Funds Services Company or its predecessor, Mutual Funds Service Company, provided certain administrative services to the Fund under an Administration Agreement between the Fund and U.S. Trust Company of New York. The basis of the fees paid to CGFSC for the fiscal periods prior to April 14, 1996 was as follows: the Fund paid a monthly fee for its services which on an annualized basis equaled 0.20% of the first $200 million in combined assets; plus 0.12% of the next $800 million in combined assets; plus 0.08% on assets over $1 billion but less than $3 billion; plus 0.06% on assets over $3 billion. The fees were allocated among the Portfolios on the basis of their relative assets and were subject to a designated minimum fee schedule per Portfolio, which ranged from $2,000 per month upon inception of a Portfolio to $70,000 annually after two years.

          During the fiscal years ended October 31, 1995, 1996 and 1997, administrative services fees paid by the ICM Small Company Portfolio totaled approximately $207,000, $384,267 and $555,980, respectively, and administrative fees paid by the ICM Equity Portfolio totaled approximately $60,000, $76,615 and $89,499, respectively. Of the fees paid during the year ended October 31, 1996 and October 31, 1997, ICM Small Company Portfolio paid $316,060 and $393,014 to CGFSC and $68,707 and $162,966 to UAMFSI, and ICM Equity Portfolio paid $74,696 and $74,736 to CGFSC and $1,919 and $14,763 to UAMFSI.

          UAMFSI bears all expenses in connection with the performance of its services under the Fund Administration Agreement. Other expenses to be incurred in the operation of the Fund will be borne by the Fund or other parties, including taxes, interest, brokerage fees and commissions, if any, salaries and fees of officers and members of the Board who are not officers, directors, shareholders or employees of UAMFSI, or the Fund's investment adviser or distributor, SEC fees and state Blue Sky fees, EDGAR filing fees, processing services and related fees, advisory and administration fees, charges and expenses of pricing and data services, independent public accountants and custodians, insurance premiums including fidelity bond premiums, outside legal expenses, costs of maintenance of corporate existence, typesetting and printing of prospectuses for regulatory purposes and for distribution to current shareholders of the Fund, printing and production costs of shareholders' reports and corporate meetings, cost and expenses of Fund stationery and forms, costs of special telephone and data lines and devices, trade association dues and expenses, and any extraordinary expenses and other customary Fund expenses.

          Unless sooner terminated as provided herein, the Fund Administration Agreement shall continue in effect from year to year provided such continuance is specifically approved at least annually by the Board. The Fund Administration Agreement is terminable, without penalty, by the Board or by UAMFSI, on not less than ninety (90) days' written notice. The Fund Administration Agreement shall automatically terminate upon its assignment by UAMFSI without the prior written consent of the Fund.

          UAMFSI will from time to time employ or associate with such person or persons as may be fit to assist them in the performance of the Fund Administration Agreement. Such person or persons may be officers and employees who are employed by both UAMFSI and the Fund. The compensation of such person or persons for such employment shall be paid by UAMFSI and no obligation will be incurred by or on behalf of the Fund in such respect.

          Effective February 28, 1997, the Fund entered into an Account Services Agreement (the "Services Agreement") with UAM Retirement Plan Services, Inc. (the "Service Provider"), a wholly-owned subsidiary of UAM. Under the Services Agreement, the Service Provider agrees to perform certain services for participants in a self-directed, defined contribution plan, and for whom the Service Provider provides participant recordkeeping. Pursuant to the Services Agreement, the Service Provider is entitled to receive, after the end of each month, a fee at the annual rate of 0.15% of the average aggregate daily net asset value of shares of the Portfolios in the accounts for which it provides services. During the fiscal year ended October 31, 1997, the Small Company Portfolio and Equity Portfolio paid the Service Provider $4,567 and $0, respectively, in fees pursuant to the Services Agreement.

                                   CUSTODIAN

          The Chase Manhattan Bank, 3 Chase Metro Tech Center, Brooklyn, NY 11245, provides for the custody of the Fund's assets pursuant to the terms of a custodian agreement with the Fund.

                            INDEPENDENT ACCOUNTANTS

          Price Waterhouse LLP, 160 Federal Street, Boston, MA 02110, serves as independent accountants for the Fund.

                                  DISTRIBUTOR

          UAM Fund Distributors, Inc., a wholly-owned subsidiary of UAM, serves as the Funds' Distributor. Shares of the Fund are offered continuously. While the Distributer will use its best efforts to sell shares of the Fund, it is not obligated to sell any particular amount of shares.

          The Distributor received no compensation for its services directly or indirectly from any of the Portfolios during the Fund's fiscal year ended October 31, 1997.

                            PERFORMANCE CALCULATIONS

PERFORMANCE

          The Portfolios may from time to time quote various performance figures to illustrate the Fund's past performance.

          Performance quotations by investment companies are subject to rules adopted by the Commission, which require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the Fund be accompanied by certain standardized performance information computed as required by the Commission. Current yield and average annual compounded total return quotations used by the Fund are based on the standardized methods of computing performance mandated by the Commission. An explanation of those and other methods used by the Fund to compute or express performance follows.

TOTAL RETURN

          The average annual total return is determined by finding the average annual compounded rates of return over 1, 5, and 10 year periods that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes that all dividends and distributions are reinvested when paid. The quotation assumes the amount was completely redeemed at the end of each 1, 5 and 10 year period and the deduction of all applicable Fund expenses on an annual basis.

          The average annual total return for the ICM Small Company Portfolio from inception and for the one and five year periods ended on the date of the Financial Statements included herein and the average annual total return for the ICM Equity

Portfolio from inception and for the one year period ended on the date of the Financial Statements included herein are as follows:


                                                                                                    SINCE INCEPTION
                                                                        ONE YEAR      FIVE YEARS      THROUGH YEAR
                                                                         ENDED           ENDED           ENDED
                                                                      OCTOBER 31,     OCTOBER 31,     OCTOBER 31,
                                                                          1997           1997             1997        INCEPTION DATE
                                                                     --------------  -------------  ----------------  --------------

ICM Equity Portfolio...............................................       36.98%            --            21.17%           10/1/93


ICM Small Company
  Portfolio........................................................       43.28%         22.49%           19.13%           4/19/89


     These figures are calculated according to the following formula:

     P (1 + T)/n/ = ERV
where:
     P=   a hypothetical initial payment of $1,000

     T=   average annual total return

     n=   number of years

     ERV= ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5, or 10 year periods at the end of the 1, 5, or 10 year periods (or fractional portion thereof).

YIELD

          Current yield reflects the income per share earned by a Portfolio's investment.

          Current yield is determined by dividing the net investment income per share earned during a 30-day base period by the maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders during the base period.

     A yield figure is obtained using the following formula:
     Yield = 2 [(a -- b + 1)/6/ - 1]
                 ------
                  cd
where:
     a=   dividends and interest earned during the period
     b=   expenses accrued for the period (net of reimbursements)
     c= the average daily number of shares outstanding during the period that were entitled to receive income distributions
     d=   the maximum offering price per share on the last day of the period.

COMPARISONS

          To help investors better evaluate how an investment in a Portfolio of the Fund might satisfy their investment objective, advertisements regarding the Fund may discuss various measures of Fund performance as reported by various financial publications. Advertisements may also compare performance (as calculated above) to performance as reported by other investments, indices and averages. Please see Appendix B for publications, indices and averages which may be used.

          In assessing such comparisons of performance, an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the composition of investments in a Portfolio, that the averages are generally unmanaged, and that the items included in the calculations of such averages may not be identical to the formula used by a Portfolio to calculate its performance. In addition, there can be no assurance that a Portfolio will continue this performance as compared to such other averages.


                              GENERAL INFORMATION

DESCRIPTION OF SHARES AND VOTING RIGHTS

          The Fund was organized under the name "ICM Fund, Inc." as a Maryland corporation on October 11, 1988. On January 18, 1989, the name of the Fund was changed to "The Regis Fund, Inc." On October 31, 1995, the name of the Fund was changed to "UAM Funds, Inc." The Fund's principal executive office is located at One International Place, Boston, MA 02110; however, all investor correspondence should be addressed to the Fund at UAM Funds Service Center, c/o Chase Global Funds Services Company, P.O. Box 2798, Boston, MA 02208-2798. The Fund's Articles of Incorporation, as amended, authorize the Directors to issue 3,000,000,000 shares of common stock, $.001 par value. The Board of Directors has the power to designate one or more series (Portfolios) or classes of common stock and to classify or reclassify any unissued shares with respect to such Portfolios. The Board of Directors has classified additional classes of shares in each Portfolio, known as Institutional Service Shares and Advisor Shares. As of the date of this Statement of Additional Information, no Institutional Services Shares or Advisor Shares of these Portfolios have been offered by the Fund.

          The shares of each Portfolio of the Fund, when issued and paid for as provided for in its Prospectuses, will be fully paid and nonassessable, and have no preference as to conversion, exchange, dividends, retirement or other features. The shares of each Portfolio of the Fund have no preemptive rights. The shares of the Fund have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they choose to do so. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his or her name on the books of the Fund. Both Institutional Class and Service Class Shares represent an interest in the same assets of a Portfolio and are identical in all respects except that the Service Class Shares bear certain expenses related to shareholder servicing and the distribution of such shares, and have exclusive voting rights with respect to matters relating to such distribution expenditures.

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

          The Fund's policy is to distribute substantially all of the Portfolios' net investment income, if any, together with any net realized capital gains in the amount and at the times that will avoid both income (including capital gains) taxes on it and the imposition of the federal excise tax on undistributed income and capital gains (see discussion under "Dividends, Capital Gains Distributions and Taxes" in the Portfolios' Prospectus). The amounts of any income dividends or capital gains distributions cannot be predicted.

          Any dividend or distribution paid shortly after the purchase of shares of a Portfolio by an investor may have the effect of reducing the per share net asset value of that Portfolio by the per share amount of the dividend or distribution. Furthermore, such dividends or distributions, although in effect a return of capital, are subject to income taxes as set forth in the Portfolios' Prospectus.

          As set forth in the Portfolios' Prospectus, unless the shareholder elects otherwise in writing, all dividend and capital gains distributions are automatically received in additional shares of the Portfolio at net asset value (as of the business day following the record date). This will remain in effect until the Fund is notified by the shareholder in writing at least three days prior to the record date that either the Income Option (income dividends in cash and capital gains distributions in additional shares at net asset value) or the Cash Option (both income dividends and capital gains distributions in cash) has been elected. An account statement is sent to shareholders whenever an income dividend or capital gains distribution is paid.

          Each Portfolio of the Fund will be treated as a separate entity (and hence as a separate "regulated investment company") for federal tax purposes. Any net capital gains recognized by a Portfolio will be distributed to its investors without need to offset (for federal income tax purposes) such gains against any net capital losses of another Portfolio.

FEDERAL TAXES

     In order for a Portfolio to continue to qualify for federal income tax treatment as a regulated investment company under the Code, at least 90% of its gross income for a taxable year must be derived from qualifying income, i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or foreign currencies or other income derived with respect to its business of investing in such securities or currencies.

     Each Portfolio will distribute to shareholders annually any net capital gains which have been recognized for federal income tax purposes. Shareholders will be advised on the nature of the payments.

CODE OF ETHICS

          The Fund has adopted a Code of Ethics which restricts to a certain extent personal transactions by access persons of the Fund and imposes certain disclosure and reporting obligations.

                              FINANCIAL STATEMENTS

          The Financial Statements (including notes thereto) of the ICM Small Company Portfolio and the ICM Equity Portfolio for the fiscal period ended October 31, 1997, which appear in the Portfolios' 1997 Annual Report to Shareholders, and the reports thereon of Price Waterhouse LLP, the Fund's independent accountants, also appearing therein, are attached to this Statement of Additional Information.

              APPENDIX A -- DESCRIPTION OF SECURITIES AND RATINGS

I.  DESCRIPTION OF BOND RATINGS

          Excerpts from Moody's Investors Service, Inc. ("Moody's") description of its highest bond ratings: Aaa -- judged to be the best quality; carry the smallest degree of investment risk: Aa -- judged to be of high quality by all standards; A -- possess many favorable investment attributes and are to be considered as higher medium grade obligations; Baa -- considered as lower medium grade obligations, i.e., they are neither highly protected nor poorly secured.

          Excerpts from Standard & Poor's Ratings Services ("S&P") description of its highest bond ratings: AAA -- highest grade obligations; possess the ultimate degree of protection as to principal and interest; AA -- also qualify as high grade obligations, and in the majority of instances differs from AAA issues only in small degree; A -- regarded as upper medium grade; have considerable investment strength but are not entirely free from adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe; BBB -- regarded as borderline between definitely sound obligations and those where the speculative element begins to predominate; this group is the lowest which qualifies for commercial bank investment.

II.  DESCRIPTION OF U.S. GOVERNMENT SECURITIES

          The term "U.S. Government Securities" refers to a variety of securities which are issued or guaranteed by the United States Government, and by various instrumentalities which have been established or sponsored by the United States Government.

          U.S. Treasury securities are backed by the "full faith and credit" of the United States. Securities issued or guaranteed by federal agencies and U.S. Government sponsored instrumentalities may or may not be backed by the full faith and credit of the United States.

          In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assess a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. Agencies which are backed by the full faith and credit of the United States include the Export-Import Bank, Farmers Home Administration, Federal Financing Bank, and others. Certain agencies and instrumentalities, such as the Government National Mortgage Association are, in effect, backed by the full faith and credit of the United States through provisions in their charters that they may make "indefinite and unlimited" drawings on the U.S. Treasury, if needed to service its debt. Debt from certain other agencies and instrumentalities, including the Federal Home Loan Bank and Federal National Mortgage Association, is not guaranteed by the United States, but those institutions are protected by the discretionary authority of the U.S. Treasury to purchase certain amounts of their securities to assist the institution in meeting its debt obligations. Finally, other agencies and instrumentalities, such as the Farm Credit System and the Federal Home Loan Mortgage Corporation, are federally chartered institutions under government supervision, but their debt securities are backed only by the credit worthiness of those institutions, not the U.S. Government.

          Some of the U.S. Government agencies that issue or guarantee securities include the Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, Maritime Administration, Small Business Administration, and the Tennessee Valley Authority.

III.  DESCRIPTION OF COMMERCIAL PAPER

          The Portfolios may invest in commercial paper (including variable amount master demand notes) rated A-1 or A-2 by S&P or Prime-1 or Prime-2 by Moody's. Commercial paper refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangement between the issuer and a commercial bank acting as agent for the payees of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. As variable amount master demand notes are direct lending arrangements between a lender and a borrower, it is not generally contemplated that such instruments will be traded, and there is no secondary market for these notes, although they are redeemable (and thus immediately repayable by the borrower) at face value, plus accrued interest, at any time. In connection with the Portfolios' investment in variable amount master demand notes, the Adviser's investment management staff will monitor, on an ongoing basis, the earning power, cash flow and other liquidity ratios of the issuer and the borrower's ability to pay principal and interest on demand.

          Commercial paper rated A-1 by S&P has the following characteristics:
(1) liquidity ratios are adequate to meet cash requirements; (2) long-term senior debt is rated "A" or better; (3) the issuer has access to at least two additional channels of borrowing; (4) basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; (5) typically, the issuer's industry is well established, and the issuer has a strong position within the industry; and (6) the reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is A-1, A-2 or A-3. The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and the appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to completion and customer acceptance; (4) liquidity; (5) amount and quality of long term debt;
(6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of issuer of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

IV.  BANK OBLIGATIONS

          Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Certificates of deposit are negotiable short-term obligations of commercial banks. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. As a result of these adjustments, the interest rate on these obligations may increase or decrease periodically. Frequently, dealers selling variable rate certificates of deposit to the Portfolio will agree to repurchase such instruments, at the Portfolio's option, at par on or near the coupon dates. The dealers' obligations to repurchase these instruments are subject to conditions imposed by various dealers. Such conditions typically are the continued credit standing of the issuer and the existence of reasonably orderly market conditions. The Portfolio is also able to sell variable rate certificates of deposit in the secondary market. Variable rate certificates of deposit normally carry a higher interest rate than comparable fixed rate certificates of deposit. A banker's acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction to finance the import, export, transfer or storage of goods. The borrower is liable for payment as well as the bank which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in the secondary markets prior to maturity.

V.  DESCRIPTION OF FOREIGN INVESTMENTS

          Investors should recognize that investing in foreign companies involves certain special considerations which are not typically associated with investing in U.S. companies. Since the securities of foreign companies are frequently denominated in foreign currencies, a Portfolio may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies.

          As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards and they may have policies that are not comparable to those of domestic companies, there may be less information available about certain foreign companies than about domestic companies. Securities of some foreign companies are generally less liquid and more volatile than securities of comparable domestic companies. There is generally less government supervision and regulation of stock exchanges, brokers and listed companies than in the U.S. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in those countries.

          Although the Fund will endeavor to achieve the most favorable execution costs in its portfolio transactions, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges.

          Certain foreign governments levy withholding taxes on dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recoverable portion of foreign withholding taxes will reduce the income received from the companies comprising the Fund's Portfolios. However, these foreign withholding taxes are not expected to have a significant impact.

                            APPENDIX B - COMPARISONS

          (a) Dow Jones Composite Average or its component averages -- an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones Industrial Average), 15 utilities company stocks and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.

          (b) Standard & Poor's 500 Stock Index or its component indices -- an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks and 20 transportation stocks. Comparisons of performance assume reinvestment of dividend.

          (c) The New York Stock Exchange composite or component indices -- unmanaged indices of all industrial, utilities, transportation and finance stocks listed on the New York Stock Exchange.

          (d) Wilshire 5000 Equity index or its component indices -- represents the return on the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume reinvestment of dividends.

          (e) Lipper -- Mutual Fund Performance Analysis and Lipper -- Fixed Income Fund Performance Analysis -- measures total return and average current yield for the mutual fund industry. Rank individual mutual fund performance over specified time periods, assuming reinvestments of all distributions, exclusive of any applicable sales charges.

          (f) Morgan Stanley Capital International EAFE Index and World Index - -respectively, arithmetic, market value-weighted averages of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East, and over 1,400 securities listed on the stock exchanges of these continents, including North America.

          (g) Goldman Sachs 100 Convertible Bond Index -- currently includes 67 bonds and 33 preferred. The original list of names was generated by screening for convertible issues of 100 million or greater in market capitalization. The index is priced monthly.

          (h) Salomon Brothers GNMA Index -- includes pools of mortgages originated by private lenders and guaranteed by the mortgage pools of the Government National Mortgage Association.

          (i) Salomon Brothers High Grade Corporate Bond Index -- consists of publicly issued, non-convertible corporate bonds rated AA or AAA. It is a value-weighted, total return index, including approximately 800 issues with maturities of 12 years or greater.

          (j) Salomon Brothers Broad Investment Grade Bond -- is a market-weighted index that contains approximately 4,700 individually priced investment grade corporate bonds rated BBB or better, U.S. Treasury/agency issues and mortgage pass-through securities.

          (k) Lehman Brothers Long-Term Treasury Bond -- is composed of all bonds covered by the Lehman Brothers Treasury Bond Index with maturities of 10 years or greater.

          (l) The Lehman Brothers Intermediate Government/Corporate Index -- is an unmanaged index composed of a combination of the Government and Corporate Bond Indices. All issues are investment grade
               (BBB) or higher, with maturities of one to ten years and an outstanding par value of at least $100 million for U.S. Government issues and $25 million for others. The Government Index includes public obligations of the U.S. Treasury, issues of Government agencies, and corporate debt backed by the U.S. Government. The Corporate Bond Index includes fixed-rate nonconvertible corporate debt. Also included are Yankee Bonds and nonconvertible debt issued by or guaranteed by foreign or international governments and agencies. Any security downgraded during the month is held in the index until month-end and then removed. All returns are market value weighted inclusive of accrued income.

          (m) The Lehman Brothers Aggregate Index -- is a fixed income market value-weighted index that combines the Lehman Brothers Government/Corporate Index and the Lehman Brothers Mortgage-Backed Securities Index. It includes fixed rate issues of investment grade (BBB) or higher, with maturities of at least one year and outstanding par values of at least $100 million for U.S. Government issues and $25 million for others.

          (n) NASDAQ Industrial Index -- is composed of more than 3,000 industrial issues. It is a value-weighted index calculated on price change only and does not include income.

          (o) Value Line -- composed of over 1,600 stocks in the Value Line Investment Survey.

          (p) Russell 2000 -- composed of the 2,000 smallest stocks in the Russell 3000, a market value weighted index of the 3,000 largest U.S. publicly-traded companies.

          (q) Composite Indices -- 70% Standard & Poor's 500 Stock Index and 30% NASDAQ Industrial Index; 35% Standard & Poor's 500 Stock Index and 65% Salomon Brothers High Grade Bond Index; all stocks on the NASDAQ system exclusive of those traded on an exchange, and 65% Standard & Poor's 500 Stock Index and 35% Salomon Brothers High Grade Bond Index.

          (r) CDA Mutual Fund Report, published by CDA Investment Technologies, Inc. -- analyzes price, current yield, risk, total return and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

          (s) Mutual Fund Source Book, published by Morningstar, Inc. -- analyzes price, yield, risk and total return for equity funds.

          (t) Financial publications: Business Week, Changing Times, Financial World, Forbes, Fortune, Money, Barron's, Consumer's Digest, Financial Times, Global Investor, Investor's Daily, Lipper Analytical Services, Inc., Morningstar, Inc., New York Times, Personal Investor, Wall Street Journal and Weisenberger Investment Companies Service -- publications that rate fund performance over specified time periods.

          (u) Consumer Price Index (or cost of Living Index), published by the U.S. Bureau of Labor Statistics -- a statistical measure of change, over time in the price of goods and services in major expenditure groups.

          (v)  Stocks, Bonds, Bills and Inflation, published by

               Ibbotson Associates -- historical measure of yield, price and total return for common and small company stock, long-term government bonds, U.S. Treasury bills and inflation.

          (w) Savings and Loan Historical Interest Rates -- as published in the U.S. Savings & Loan League Fact Book.

          (x) Historical data supplied by the research departments of First Boston Corporation, the J.P. Morgan Companies, Salomon Brothers, Merrill Lynch, Pierce, Fenner & Smith, Lehman Brothers, Inc. and Bloomberg L.P.

ICM SMALL COMPANY PORTFOLIO
PORTFOLIO OF INVESTMENTS
October 31, 1997


                                                        SHARES        VALUE+
COMMON STOCKS (88.5%)
AUTOMOTIVE (1.9%)
 Donnelly Corp. .................................        161,750      $ 2,911,500
  *Dorsey Trailers, Inc. ........................        200,000          475,000
 Excel Industries, Inc. .........................        125,000        2,226,562
  *Starcraft Corp. ..............................         90,000          227,813
  *Strattec Security Corp. ......................        150,000        4,031,250
                                                                      -----------
                                                                        9,872,125
BANKS (1.7%)
 TCF Financial Corp. ............................         80,000        4,550,000
 Vermont Financial Services Corp. ...............        170,000        4,292,500
                                                                      -----------
                                                                        8,842,500
CAPITAL EQUIPMENT (7.2%)
 Applied Power, Inc., Class A ...................         60,000        3,712,500
  *Astec Industries, Inc. .......................        130,000        2,145,000
  *Avondale Industries, Inc. ....................        240,000        6,420,000
  *BE Aerospace, Inc. ...........................         75,000        2,100,000
 CMI Corp., Class A .............................        300,000        1,406,250
  *Gradall Industries, Inc. .....................        230,000        3,450,000
 Kennametal, Inc. ...............................        100,000        4,850,000
 Owosso Corp. ...................................         33,500          252,297
 Scotsman Industries, Inc. ......................        150,000        3,965,625
 Varlen Corp. ...................................        170,000        6,375,000
 Woodhead Industries, Inc. ......................        150,000        2,850,000
                                                                      -----------
                                                                       37,526,672
CHEMICALS (3.7%)
  *Applied Extrusion Technologies, Inc. .........        200,000        1,450,000
 Dexter Corp. ...................................        150,000        5,887,500
 Furon Co. ......................................        150,000        5,718,750
 Wynn's International, Inc. .....................        189,675        6,437,095
                                                                      -----------
                                                                       19,493,345

   The accompanying notes are an integral part of the financial statements.

ICM SMALL COMPANY PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1997

                                                                   SHARES             VALUE+
COMMON STOCKS--(CONTINUED)
CONSTRUCTION (14.1%)
 Centex Construction Products, Inc. ....................            300,000           $ 9,300,000
 Centex Corp. ..........................................             50,000             2,925,000
  *Central Sprinkler Corp. .............................            125,000             2,328,125
 Continental Homes Holding Corp. .......................            175,000             5,271,875
 Granite Construction, Inc. ............................            250,000             5,281,250
  *Griffon Corp. .......................................            500,000             7,906,250
 Juno Lighting, Inc. ...................................            295,000             5,162,500
 Martin Marietta Materials, Inc. .......................            150,000             5,231,250
 MDC Holdings, Inc. ....................................            500,000             5,562,500
 Southdown, Inc. .......................................            250,000            13,843,750
 Texas Industries, Inc. ................................            140,000             6,641,250
  *U.S. Home Corp. .....................................            100,000             3,550,000
                                                                                      -----------
                                                                                       73,003,750
CONSUMER DURABLES (3.9%)
 Aaron Rents, Inc. .....................................            350,000             5,687,500
  *Cannondale Corp. ....................................            131,400             2,841,525
  *Global Motorsport Group Inc. ........................            125,000             1,875,000
  *Stanley Furniture Co., Inc. .........................             60,000             1,432,500
 Toro Co. ..............................................            175,000             7,481,250
  *Winsloew Furniture, Inc. ............................             60,000               847,500
                                                                                      -----------
                                                                                       20,165,275
CONSUMER NON-DURABLES (3.8%)
  *CSS Industries, Inc. ................................            125,000             4,421,875
  *Fieldcrest Cannon, Inc. .............................             35,000             1,170,312
  *Galey & Lord, Inc. ..................................            300,000             5,512,500
 Guilford Mills, Inc. ..................................            195,000             4,655,625
 Springs Industries, Inc., Class A .....................             20,000               927,500
  *Sylvan, Inc. ........................................            200,000             3,000,000
                                                                                      -----------
                                                                                       19,687,812

   The accompanying notes are an integral part of the financial statements.

ICM SMALL COMPANY PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1997

                                                       SHARES        VALUE+
COMMON STOCKS--(CONTINUED)

ENERGY (5.3%)
  *Belco Oil & Gas Corp. ...........................    210,000      $ 4,541,250
  *Clayton Williams Energy, Inc. ...................    150,000        2,062,500
  *Meridian Resource Corp. .........................    150,000        1,959,375
  *Oceaneering International, Inc. .................    183,400        4,550,612
  *Offshore Logistics, Inc. ........................    100,000        2,075,000
 Penn Virginia Corp. ...............................    150,000        4,275,000
 Trigen Energy Corp. ...............................    100,000        2,381,250
 Zeigler Coal Holding Co. ..........................    311,000        5,559,125
                                                                     -----------
                                                                      27,404,112
ENTERTAINMENT & LEISURE (1.5%)
  *Ascent Entertainment Group, Inc. ................    104,456        1,031,503
  *Carmike Cinemas, Inc. Class A....................    200,000        6,500,000
                                                                     -----------
                                                                       7,531,503
HEALTH CARE (2.4%)
  *Bio Rad Labs, Class A............................    150,000        3,712,500
  *Marquette Medical Systems........................     75,000        1,912,500
  *Sierra Health Services, Inc. ....................    130,000        4,801,875
  *Spacelabs Medical, Inc. .........................    100,000        2,187,500
                                                                     -----------
                                                                      12,614,375
INSURANCE (6.8%)
  *ACMAT Corp. .....................................    100,000        1,812,500
 Allied Group, Inc. ................................    125,000        5,906,250
 CMAC Investment Corp. .............................     53,400        2,920,312
 Capital Re Corp. ..................................     68,200        4,019,538
 Lawyers Title Corp. ...............................    113,500        3,603,625
 Life RE Corp. .....................................     85,000        4,685,625
  *Medical Assurance, Inc. .........................     70,786        1,977,584
 PXRE Corp. ........................................    160,000        4,880,000
 Trenwick Group, Inc. ..............................    163,400        5,698,575
                                                                     -----------
                                                                      35,504,009
LODGING & RESTAURANTS (0.4%)
  *Lone Star Steakhouse & Saloon, Inc. .............    100,000        2,312,500

   The accompanying notes are an integral part of the financial statements.

ICM SMALL COMPANY PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1997

                                                                  SHARES         VALUE+
COMMON STOCKS--(CONTINUED)

MANUFACTURING (3.6%)
 Clarcor, Inc. .....................................                55,000      $ 1,577,812
  *Essef Corp. .....................................               154,000        2,618,000
  *Holophane Corp. .................................                27,500          618,750
 Hunt Corp. ........................................               225,000        4,781,250
  *Northwest Pipe Co. ..............................                66,000        1,567,500
 Smith (A.O.) Corp. ................................               125,000        5,179,688
 York Group, Inc. ..................................               100,000        2,250,000
                                                                                -----------
                                                                                 18,593,000
METALS (2.3%)
 Carpenter Technology Corp. ........................               100,000        4,837,500
 Intermet Corp. ....................................               150,000        2,812,500
 J & L Specialty Steel, Inc. .......................               225,000        2,840,625
  *Steel of West Virginia, Inc. ....................               125,000        1,312,500
                                                                                -----------
                                                                                 11,803,125
PAPER & PACKAGING (2.3%)
 American Business Products, Inc. ..................               220,900        4,431,806
  *Fibermark, Inc. .................................               202,500        3,961,406
 Rayonier, Inc. ....................................                80,000        3,495,000
                                                                                -----------
                                                                                 11,888,212
REAL ESTATE INVESTMENT TRUSTS (4.5%)
 Cali Realty Corp. .................................                80,000        3,240,000
 Evans Withycombe Residential, Inc. ................               125,000        3,156,250
 Healthcare Realty Trust, Inc. .....................                75,000        2,085,937
 Liberty Property Trust.............................               110,000        3,080,000
 Mid-Atlantic Realty Trust..........................                50,000          675,000
 Omega Healthcare Investors, Inc. ..................                24,500          882,000
 Prime Retail, Inc. ................................               250,000        3,734,375
 Shurgard Storage Centers, Inc. ....................               125,000        3,531,250
 Town & Country Trust...............................                70,000        1,273,125
 United Dominion Realty Trust, Inc. ................               100,000        1,387,500
                                                                                -----------
                                                                                 23,045,437

   The accompanying notes are an integral part of the financial statements.

ICM SMALL COMPANY PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1997

                                                              SHARES             VALUE+
COMMON STOCKS--(CONTINUED)

RETAIL (5.4%)
  *Carson Pirie Scott & Co. ........................           210,000           $10,119,375
  *Finlay Enterprises, Inc. ........................           147,500             3,079,063
  *Lechters, Inc. ..................................           225,000             1,181,250
  *Rex Stores Corp. ................................           225,000             2,601,563
 Ruddick Corp. .....................................           225,000             3,515,625
  *Shopko Stores, Inc. .............................           300,000             7,518,750
                                                                                 -----------
                                                                                  28,015,626
SERVICES (5.5%)
  *Ambassadors International, Inc. .................            86,200             2,176,550
  *Anixter International, Inc. .....................           225,000             4,246,875
 Bowne & Co., Inc. .................................           140,000             4,882,500
  *Devon Group, Inc. ...............................           125,000             4,875,000
  *Forensic Technologies International Corp. .......            63,000               744,188
  *Guest Supply, Inc. ..............................            72,000               976,500
  *Rexel, Inc. .....................................           300,000             6,712,500
  *Unitel Video, Inc. ..............................           120,000               855,000
  *VWR Scientific Products Corp. ...................           130,300             2,866,600
                                                                                 -----------
                                                                                  28,335,713
TECHNOLOGY (8.1%)
 AMETEK, Inc. ......................................           230,000             5,419,375
  *BancTec, Inc. ...................................           300,000             6,862,500
 C&D Technologies, Inc. ............................           100,000             4,400,000
  *ILC Technology, Inc. ............................           145,500             2,037,000
  *Marshall Industries..............................           100,000             3,506,250
 Methode Electronics, Inc., Class A.................           200,000             3,900,000
  *Microsemi Corporation............................            87,200             1,275,300
 National Computer Systems, Inc. ...................           150,000             5,587,500
 Pioneer Standard Electronics.......................           325,000             5,321,875
 Quixote Corp. .....................................           200,000             1,800,000
  *SPACEHAB, Inc. ..................................           166,000             1,680,750
                                                                                 -----------
                                                                                  41,790,550

   The accompanying notes are an integral part of the financial statements.

ICM SMALL COMPANY PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1997

                                                                                     SHARES              VALUE+
COMMON STOCKS--(CONTINUED)

TRANSPORTATION (2.7%)
 ASA Holdings, Inc. ..........................................................           140,000        $  3,850,000
 Comair Holdings, Inc. .......................................................           130,000           4,777,500
 Rollins Truck Leasing Corp. .................................................           206,200           3,428,075
 USFreightways Corp. .........................................................            60,000           1,927,500
                                                                                                        ------------
                                                                                                          13,983,075
UTILITIES (1.4%)
 Comsat Corp. ................................................................           213,700           4,888,388
 Public Service Company of North Carolina, Inc. ..............................           130,000           2,624,375
                                                                                                        ------------
                                                                                                           7,512,763
TOTAL COMMON STOCKS (COST $301,623,927).......................................                           458,925,479
                                                                                         FACE
                                                                                        AMOUNT
CONVERTIBLE BOND (0.4%)
TECHNOLOGY (0.4%)
  #SPACEHAB, Inc. 8.00%, 10/15/07 (COST $2,190,000)...........................       $ 2,190,000           2,129,775
SHORT-TERM INVESTMENT (11.2%)
REPURCHASE AGREEMENT (11.2%)
 Chase Securities, Inc. 5.60% dated 10/31/97, due 11/3/97, to be repurchased at $58,135,117, collateralized by $55,172,376 of various U.S. Treasury
  Notes, 5.50%-8.75%, due 5/15/00-6/30/02, valued at $58,140,781 (COST
  $58,108,000)................................................................        58,108,000          58,108,000

TOTAL INVESTMENTS (100.1%) (COST $361,921,927) (A)                                                       519,163,254
OTHER ASSETS AND LIABILITIES (-0.1%)..........................................                              (785,931)
NET ASSETS (100%).............................................................                          $518,377,323

 +  See Note A to Financial Statements.
 *  Non-Income Producing Security
 #  144A Security--certain conditions for public sale may exist.
(a) The cost for federal income tax purposes was $361,921,927. At October 31, 1997, net unrealized appreciation for all securities based on tax cost was $157,241,327. This consisted of aggregate gross unrealized appreciation for all securities of $167,066,718 and aggregate gross unrealized depreciation for all securities of $9,825,391.

   The accompanying notes are an integral part of the financial statements.

ICM SMALL COMPANY PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
October 31, 1997

ASSETS
 Investments, including Repurchase Agreement, at Cost........................................             $361,921,927
                                                                                                          ============
 Investments, at Value (excluding Repurchase Agreement)......................................             $461,055,254
 Repurchase Agreement, at Value..............................................................               58,108,000
 Cash........................................................................................                   38,964
 Receivable for Portfolio Shares Sold........................................................                  388,865
 Dividends Receivable........................................................................                  264,028
 Interest Receivable.........................................................................                   13,541
 Other Assets................................................................................                   10,659
  Total Assets...............................................................................              519,879,311
LIABILITIES
 Payable for Investments Purchased...........................................................                   38,125
 Payable for Portfolio Shares Redeemed.......................................................                1,032,314
 Payable for Investment Advisory Fees--Note B................................................                  311,648
 Payable for Administrative Fees--Note C.....................................................                   57,617
 Payable for Custodian Fees--Note D..........................................................                   13,007
 Payable for Directors' Fees--Note G.........................................................                    1,903
 Payable for Account Services Fees--Note F...................................................                      760
 Other Liabilities...........................................................................                   46,614
  Total Liabilities..........................................................................                1,501,988
NET ASSETS...................................................................................             $518,377,323
NET ASSETS CONSIST OF:
 Paid in Capital.............................................................................             $323,997,719
 Undistributed Net Investment Income.........................................................                  808,028
 Accumulated Net Realized Gain...............................................................               36,330,249
 Unrealized Appreciation.....................................................................              157,241,327
NET ASSETS...................................................................................             $518,377,323
INSTITUTIONAL CLASS SHARES
 Shares Issued and Outstanding ($0.001 par value) (Authorized 50,000,000)....................               18,634,883
 Net Asset Value, Offering and Redemption Price Per Share....................................             $      27.82

   The accompanying notes are an integral part of the financial statements.

ICM SMALL COMPANY PORTFOLIO
STATEMENT OF OPERATIONS
YEAR ENDED OCTOBER 31, 1997

INVESTMENT INCOME
 Dividends.....................................................................          $  5,065,172
 Interest......................................................................             2,499,381
  Total Income.................................................................             7,564,553
EXPENSES
 Investment Advisory Fees--Note B..............................................             2,852,097
 Administrative Fees--Note C...................................................               555,980
 Registration and Filing Fees..................................................                44,545
 Custodian Fees--Note D........................................................                31,089
 Legal Fees....................................................................                26,364
 Audit Fees....................................................................                14,827
 Printing Fees.................................................................                13,090
 Directors' Fees--Note G.......................................................                 7,730
 Account Services Fees--Note F.................................................                 4,567
 Other Expenses................................................................                56,653
  Total Expenses...............................................................             3,606,942
 Expense Offset--Note A........................................................                (6,153)
  Net Expenses.................................................................             3,600,789
NET INVESTMENT INCOME..........................................................             3,963,764
NET REALIZED GAIN ON INVESTMENTS...............................................            36,350,962
NET CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON INVESTMENTS..............           105,011,498
NET GAIN ON INVESTMENTS........................................................           141,362,460
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...........................          $145,326,224

   The accompanying notes are an integral part of the financial statements.

ICM SMALL COMPANY PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                                                                                YEAR ENDED     YEAR ENDED
                                                                                                OCTOBER 31,    OCTOBER 31,
                                                                                                   1997           1996
INCREASE IN NET ASSETS
OPERATIONS:
 Net Investment Income.......................................................................  $  3,963,764   $  3,555,694
 Net Realized Gain...........................................................................    36,350,962     17,847,683
 Net Change in Unrealized Appreciation/Depreciation..........................................   105,011,498     20,915,250
  Net Increase in Net Assets Resulting from Operations.......................................   145,326,224     42,318,627
DISTRIBUTIONS:
 Net Investment Income.......................................................................    (3,327,143)    (3,589,374)
 Net Realized Gain...........................................................................   (17,875,094)   (12,736,570)
  Total Distributions........................................................................   (21,202,237)   (16,325,944)
CAPITAL SHARE TRANSACTIONS: (1)
 Issued......................................................................................   142,441,708     89,883,861
     --In Lieu of Cash Distributions.........................................................    19,676,534     14,462,723
 Redeemed....................................................................................   (88,847,197)   (60,154,751)
  Net Increase from Capital Share Transactions...............................................    73,271,045     44,191,833
 Total Increase..............................................................................   197,395,032     70,184,516
Net Assets:
 Beginning of Year...........................................................................   320,982,291    250,797,775
 End of Year (including undistributed net investment income of $808,028 and $391,542,
  respectively)..............................................................................  $518,377,323   $320,982,291

(1)  Shares Issued and Redeemed:
     Shares Issued...........................................................................     6,082,066      4,584,935
     In Lieu of Cash Distributions...........................................................       939,045        779,674
     Shares Redeemed.........................................................................    (3,882,603)    (3,038,186)
                                                                                                  3,138,508      2,326,423

   The accompanying notes are an integral part of the financial statements.

ICM SMALL COMPANY PORTFOLIO
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA & RATIOS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                             YEARS ENDED OCTOBER 31,
                                                               ----------------------------------------------------
                                                                 1997       1996       1995       1994       1993
NET ASSET VALUE, BEGINNING OF PERIOD.........................  $  20.71   $  19.04   $  17.05   $  18.75   $ 14.96
INCOME FROM INVESTMENT OPERATIONS
 Net Investment Income.......................................      0.23       0.24       0.16       0.09      0.08
 Net Realized and Unrealized Gain............................      8.27       2.59       2.70       0.64      4.94
  Total from Investment Operations...........................      8.50       2.83       2.86       0.73      5.02
DISTRIBUTIONS
 Net Investment Income.......................................     (0.20)     (0.24)     (0.14)     (0.09)    (0.07)
 Net Realized Gain...........................................     (1.19)     (0.92)     (0.73)     (2.34)    (1.16)
  Total Distributions........................................     (1.39)     (1.16)     (0.87)     (2.43)    (1.23)
NET ASSET VALUE, END OF PERIOD...............................  $  27.82   $  20.71   $  19.04   $  17.05   $ 18.75
TOTAL RETURN.................................................     43.28%     15.62%     17.73%      4.59%    35.20%
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (Thousands)........................  $518,377   $320,982   $250,798   $115,761   $81,870
Ratio of Expenses to Average Net Assets......................      0.89%      0.88%      0.87%      0.93%     0.95%
Ratio of Net Investment Income to Average Net
 Assets......................................................      0.97%      1.20%      1.02%      0.58%     0.46%
Portfolio Turnover Rate......................................        23%        23%        20%        21%       47%
Average Commission Rate #....................................  $ 0.0588   $ 0.0595        N/A        N/A       N/A
Ratio of Expenses to Average Net Assets Including
 Expense Offsets.............................................      0.88%      0.88%      0.86%       N/A       N/A

# For fiscal years beginning on or after September 30, 1995, a portfolio is required to disclose the average commission rate per share it paid for portfolio trades on which commissions were charged.

   The accompanying notes are an integral part of the financial statements.

                          ICM SMALL COMPANY PORTFOLIO

                         NOTES TO FINANCIAL STATEMENTS

UAM Funds, Inc. and UAM Funds Trust (collectively the "UAM Funds") are registered under the Investment Company Act of 1940, as amended. The ICM Small Company Portfolio (the "Portfolio"), a portfolio of UAM Funds, Inc., is a diversified, open-end management investment company. At October 31, 1997, the UAM Funds were comprised of forty-two active portfolios. The financial statements of the remaining portfolios are presented separately. The objective of the Portfolio is to provide maximum, long-term total return consistent with reasonable risk to principal, by investing primarily in the common stocks of smaller companies in terms of revenues, assets, and market capitalization.

A. SIGNIFICANT ACCOUNTING POLICIES:   The following significant accounting
policies are in conformity with generally accepted accounting principles. Such policies are consistently followed by the Portfolio in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

   1. SECURITY VALUATION: Securities listed on a securities exchange for which market quotations are readily available are valued at the last quoted sales price as of the close of the exchange on the day the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted securities are valued at the current bid prices. Short-term investments that have remaining maturities of sixty days or less at time of purchase are valued at amortized cost, if it approximates market value. The value of other assets and securities for which no quotations are readily available is determined in good faith at fair value using methods determined by the Board of Directors.

   2. FEDERAL INCOME TAXES: It is the Portfolio's intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

   3. REPURCHASE AGREEMENTS: In connection with transactions involving repurchase agreements, the Portfolio's custodian bank takes possession of the underlying securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is monitored on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

ICM SMALL COMPANY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS--(Continued)


   Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the UAM Funds may transfer their daily uninvested cash balances into a joint trading account which invests in one or more repurchase agreements. This joint repurchase agreement is covered by the same collateral requirements as discussed above.

   4. DISTRIBUTIONS TO SHAREHOLDERS: The Portfolio will normally distribute substantially all of its net investment income quarterly. Any realized net capital gains will be distributed annually. All distributions are recorded on ex-dividend date.

   The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments in the timing of the recognition of gains or losses on investments.

   Permanent book and tax basis differences relating to shareholder distributions resulted in reclassifications of $220,135 to decrease undistributed net investment income, with increases to accumulated net realized gain and paid in capital of $20,475 and $199,660, respectively.

   Current year permanent book-tax differences are not included in ending undistributed net investment income for the purpose of calculating net investment income per share in the financial highlights.

   5. OTHER: Security transactions are accounted for on trade date, the date the trade was executed. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Most expenses of the UAM Funds can be directly attributed to a particular portfolio. Expenses which cannot be directly attributed are apportioned among the portfolios of the UAM Funds based on their relative net assets. Custodian fees for the Portfolio have been increased to include expense offsets for custodian balance credits, if any.

B. ADVISORY SERVICES:   Under the terms of an investment advisory agreement,
Investment Counselors of Maryland, Inc. (the "Adviser"), a wholly-owned subsidiary of United Asset Management Corporation ("UAM"), provides investment advisory services to the Portfolio at a monthly fee calculated at an annual rate of 0.70% of average daily net assets for the month.

C. ADMINISTRATION SERVICES:   UAM Fund Services, Inc. (the "Administrator"), a
wholly-owned subsidiary of UAM, provides and oversees administrative, fund accounting, dividend disbursing and transfer agent services to the UAM Funds under a Fund Administration Agreement (the "Agreement"). Pursuant to the Agreement, the Administrator is entitled to receive annual fees, payable monthly, of 0.19% of the first $200 million of the combined aggregate net assets; plus

ICM SMALL COMPANY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS--(Continued)


0.11% of the next $800 million of the combined aggregate net assets; plus 0.07% of the next $2 billion of the combined aggregate net assets; plus 0.05% of the combined aggregate net assets in excess of $3 billion. The fees are allocated among the portfolios of the UAM Funds on the basis of their relative net assets and are subject to a graduated minimum fee schedule per portfolio which rises from $2,000 per month, upon inception of a portfolio, to $70,000 annually after two years. For portfolios with more than one class of shares, the minimum annual fee increases to $90,000. In addition, the Administrator receives a Portfolio-specific monthly fee at an annual rate of 0.04% of average daily net assets of the Portfolio. The Administrator has entered into a Mutual Funds Service Agreement with Chase Global Funds Services Company ("CGFSC"), an affiliate of The Chase Manhattan Bank, under which CGFSC agrees to provide certain services, including but not limited to, administration, fund accounting, dividend disbursing and transfer agent services. Pursuant to the Mutual Funds Service Agreement, the Administrator pays CGFSC a monthly fee. For the year ended October 31, 1997, UAM Fund Services, Inc. earned $555,980 from the Portfolio as Administrator of which $393,014 was paid to CGFSC for their services as sub-Administrator.

D. CUSTODIAN:   The Chase Manhattan Bank ("the Bank"), an affiliate of CGFSC, is custodian for the Portfolio's assets held in accordance with the custodian agreement.

E. DISTRIBUTION SERVICES:   UAM Fund Distributors, Inc. (the "Distributor"), a
wholly-owned subsidiary of UAM, distributes the shares of the Portfolio. The Distributor does not receive any fee or other compensation with respect to the Portfolio.

F. ACCOUNT SERVICES:   Effective February 28, 1997, the UAM Funds entered into
an Account Services Agreement (the "Services Agreement") with UAM Retirement Plan Services, Inc. (the "Service Provider"), a wholly-owned subsidiary of UAM. Under the Services Agreement, the Service Provider agrees to perform certain services for participants in a self-directed, defined contribution plan, and for whom the Service Provider provides participant recordkeeping. Pursuant to the Services Agreement, the Service Provider is entitled to receive, after the end of each month, a fee at the annual rate of 0.15% of the average aggregate daily net asset value of shares of the UAM Funds in the accounts for which they provide services.

G. DIRECTORS' FEES:   Each Director, who is not an officer or affiliated person, receives $2,000 per meeting attended, which is allocated proportionally among the active portfolios of UAM Funds, plus a quarterly retainer of $150 for each active portfolio of the UAM Funds and reimbursement of expenses incurred in attending Board meetings.

H. PURCHASES AND SALES:   For the year ended October 31, 1997, the Portfolio
made purchases of $114,751,214 and sales of $82,462,898 of investment securities other than long-term U.S. Government and short-term securities. There were no purchases or sales of long-term U.S. Government Securities.

ICM SMALL COMPANY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS--(Continued)


I. LINE OF CREDIT:   The Portfolio, along with certain other Portfolios of UAM
Funds, collectively entered into an agreement which enables them to participate in a $100 million unsecured line of credit with several banks. Borrowings will be made solely to temporarily finance the repurchase of Capital shares. Interest is charged to each participating Portfolio based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.08% per annum, payable at the end of each calendar quarter, is accrued by each participating Portfolio based on its average daily unused portion of the line of credit. During the year ended October 31, 1997, the Portfolio had no borrowings under the agreement.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of
UAM Fund, Inc. and Shareholders of
ICM Small Company Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of ICM Small Company Portfolio (the "Portfolio"), a Portfolio of UAM Funds, Inc., at October 31, 1997, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1997 by correspondence with the custodian and the application of alternative auditing procedures where securities were not yet received by the custodian, provide a reasonable basis for the opinion expressed above.


Price Waterhouse LLP

Boston, Massachusetts
December 11, 1997



FEDERAL INCOME TAX INFORMATION (UNAUDITED)

The ICM Small Company Portfolio hereby designates $14,865,819 as a long-term capital gain dividend for the purpose of the dividend paid deduction on its Federal income tax return. For the year ended October 31, 1997, the percentage of dividends paid that qualify for the 70% dividend received deduction for corporate shareholders is 46.6%.

ICM EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS
October 31, 1997

                                                   SHARES       VALUE+
COMMON STOCKS (94.2%)
AEROSPACE & DEFENSE (0.3%)
 Lockheed Martin Corp...........................      1,540     $  146,396
AUTOMOTIVE (7.1%)
 Ford Motor Corp................................     26,770      1,169,515
 General Motors Corp............................     18,300      1,174,631
 TRW Inc........................................     17,200        984,700
                                                                ----------
                                                                 3,328,846
BASIC RESOURCES (5.9%)
 Phelps Dodge Corp..............................     12,170        905,144
*UCAR International, Inc........................     21,000        787,500
 USX-US Steel Group, Inc........................     30,900      1,050,600
                                                                ----------
                                                                 2,743,244
BEVERAGES, FOOD & TOBACCO (2.1%)
 UST, Inc.......................................     32,500        972,969
CAPITAL EQUIPMENT (6.2%)
 Cincinnati Milacron, Inc.......................     43,400      1,204,350
 Kennametal, Inc................................     18,500        897,250
 Parker-Hannifin Corp...........................     18,910        790,674
                                                                ----------
                                                                 2,892,274
CHEMICALS (3.7%)
 Dow Chemical Co................................     11,420      1,036,365
*FMC Corp.......................................      8,500        686,906
                                                                ----------
                                                                 1,723,271
CONSUMER NON-DURABLES (2.1%)
 Guilford Mills, Inc............................     40,480        966,460
ENERGY (8.6%)
 Atlantic Richfield Co..........................      7,020        577,834
 Tidewater, Inc.................................     23,200      1,523,950
 Union Pacific Resources Group, Inc.............     37,500        923,437
 YPF S.A. ADR...................................     30,460        974,720
                                                                ----------
                                                                 3,999,941

   The accompanying notes are an integral part of the financial statements.

ICM EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1997

                                                                SHARES        VALUE+

COMMON STOCKS--(CONTINUED)
FINANCIAL SERVICES (15.9%)
 BankAmerica Corp............................................     14,520      $1,038,180
 Chase Manhattan Corp........................................      9,700       1,119,138
 Comerica, Inc...............................................     12,680       1,002,513
 First Union Corp............................................     20,380         999,894
 Morgan Stanley, Dean Witter, Discover and Co................     20,800       1,019,200
 NationsBank Corp............................................     13,500         808,312
 Norwest Corp................................................     18,200         583,537
 Republic New York Corp......................................      7,790         824,279
                                                                              ----------
                                                                               7,395,053
HEALTH CARE (4.8%)
 Columbia/HCA Healthcare Corp................................     43,700       1,234,525
 Intergrated Health Services.................................     31,160         989,330
                                                                              ----------
                                                                               2,223,855
INSURANCE (5.2%)
 Chubb Corp..................................................      2,300         152,375
 Providian Corp..............................................      8,580         317,460
 TIG Holdings, Inc...........................................     31,000       1,050,125
 Torchmark Corp..............................................     22,900         913,138
                                                                              ----------
                                                                               2,433,098
REAL ESTATE (2.6%)
 Rouse Co....................................................     43,600       1,209,900
REAL ESTATE INVESTMENT TRUSTS (7.0%)
 Omega Healthcare Investors, Inc.............................     33,500       1,206,000
 Pacific Gulf Properties, Inc................................     46,800       1,058,850
 United Dominion Realty Trust, Inc...........................     70,500         978,187
                                                                              ----------
                                                                               3,243,037
RETAIL (3.5%)
 Dillard's Inc., Class A.....................................     20,800         798,200
 J.C. Penney Co., Inc........................................     14,400         845,100
                                                                              ----------
                                                                               1,643,300

   The accompanying notes are an integral part of the financial statements.

ICM EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1997

                                                                                           SHARES           VALUE+

COMMON STOCKS--(continued)
Technology (8.2%)
 Hewlett-Packard Co. ................................................................           2,980       $   183,829
 International Business Machines Corp. ..............................................           9,960           976,702
 Nokia Corp. ADR.....................................................................           6,500           573,625
 Philips Electronics N.V. ...........................................................          14,060         1,101,953
*Seagate Technology..................................................................          36,536           991,039
                                                                                                            -----------
                                                                                                              3,827,148
Transportation (5.8%)
 Burlington Northern, Inc. ...........................................................         10,400           988,000
 Delta Air Lines, Inc. ...............................................................         17,300         1,742,975
                                                                                                            -----------
                                                                                                              2,730,975
Utilities (5.2%)
 Consolidated Edison of New York.....................................................          29,200         1,000,100
 Duke Energy Corp. ..................................................................          14,000           675,500
 Edison International................................................................          29,200           748,250
                                                                                                            -----------
                                                                                                              2,423,850
TOTAL COMMON STOCKS (Cost $38,503,394)...............................................                        43,903,617

                                                                                        Face
                                                                                       Amount
SHORT-TERM INVESTMENT (9.9%)
Repurchase Agreement (9.9%)
 Chase Securities, Inc., 5.60% dated 10/31/97, due 11/3/97, to be repurchased at
  $4,632,161, collateralized by $4,439,119 of various U.S. Treasury Notes,
  5.50-8.75%, due from 5/15/00-6/30/02, valued at $4,632,612 (Cost $4,630,000).......      $4,630,000         4,630,000


TOTAL INVESTMENTS (104.1%) (COST $43,133,394) (a)....................................                        48,533,617
OTHER ASSETS AND LIABILITIES (-4.1%).................................................                        (1,935,401)
NET ASSETS (100%)....................................................................                       $46,598,216

  + See Note A to Financial Statements.
  * Non-Income Producing Security
ADR American Depositary Receipt
(a) The cost for federal income tax purposes was $43,133,394. At October 31, 1997, net unrealized appreciation for all securities based on tax cost was $5,400,223. This consisted of aggregate gross unrealized appreciation for all securities of $6,122,163 and aggregate gross unrealized depreciation for all securities of $721,940.



   The accompanying notes are an integral part of the financial statements.

ICM EQUITY PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
October 31, 1997

Assets
 Investments, at Cost.....................................................................            $43,133,394
                                                                                                      ===========
 Investments, at Value....................................................................            $48,533,617
 Cash                                                                                                         925
 Receivable for Shares Sold...............................................................                117,003
 Dividends Receivable.....................................................................                 53,697
 Interest Receivable......................................................................                    720
 Other Assets.............................................................................                    661
  Total Assets............................................................................             48,706,623
Liabilities
 Payable for Investments Purchased........................................................              2,037,488
 Payable for Investment Advisory Fees--Note B.............................................                 30,044
 Payable for Administrative Fees--Note C..................................................                  8,481
 Payable for Custodian Fees--Note D.......................................................                  2,385
 Payable for Directors' Fees--Note F......................................................                    657
 Other Liabilities........................................................................                 29,352
  Total Liabilities.......................................................................              2,108,407
Net Assets................................................................................            $46,598,216
Net Assets Consist of:
 Paid in Capital..........................................................................            $40,095,913
 Undistributed Net Investment Income......................................................                107,725
 Accumulated Net Realized Gain............................................................                994,355
 Unrealized Appreciation..................................................................              5,400,223
Net Assets................................................................................            $46,598,216
Institutional Class Shares
 Shares Issued and Outstanding ($0.001 par value) (Authorized 25,000,000).................              2,550,282
 Net Asset Value, Offering and Redemption Price Per Share.................................            $     18.27


   The accompanying notes are an intregal part of the financial statements.

ICM EQUITY PORTFOLIO
STATEMENT OF OPERATIONS
Year Ended October 31, 1997

Investment Income
 Dividends......................................................................                       $  571,855
 Interest.......................................................................                           99,112
  Total Income..................................................................                          670,967
Expenses
 Investment Advisory Fees--Note B
  Basic Fees....................................................................       $149,172
  Less: Fees Waived.............................................................        (88,365)           60,807
                                                                                       --------
 Administrative Fees--Note C....................................................                           89,499
 Registration and Filing Fees...................................................                           21,469
 Printing Fees..................................................................                           14,190
 Audit Fees.....................................................................                           12,849
 Custodian Fees--Note D.........................................................                            3,022
 Directors' Fees--Note F........................................................                            2,225
 Other Expenses.................................................................                           10,396
  Total Expenses................................................................                          214,457
 Expense Offset--Note A.........................................................                             (240)
  Net Expenses..................................................................                          214,217
Net Investment Income...........................................................                          456,750
Net Realized Gain on Investments................................................                        1,008,509
Net Change in Unrealized Appreciation/Depreciation on Investments...............
                                                                                                        3,935,992
Net Gain on Investments.........................................................                        4,944,501
Net Increase in Net Assets Resulting from Operations............................                       $5,401,251

      The accompanying notes are an integral of the financial statements.

ICM EQUITY PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                                                                             YEAR ENDED           YEAR ENDED
                                                                                             OCTOBER 31,          OCTOBER 31,
                                                                                                1997                 1996
INCREASE IN NET ASSETS
OPERATIONS:
 Net Investment Income..................................................................       $   456,750           $   163,182
 Net Realized Gain......................................................................         1,008,509               870,649
 Net Change in Unrealized Appreciation/Depreciation.....................................         3,935,992               621,990
  Net Increase in Net Assets Resulting from Operations..................................         5,401,251             1,655,821
DISTRIBUTIONS:
 Net Investment Income..................................................................          (352,820)             (150,729)
 Net Realized Gain......................................................................          (795,840)             (244,703)
  Total Distributions...................................................................        (1,148,660)             (395,432)
CAPITAL SHARE TRANSACTIONS: (1)
 Issued.................................................................................        34,636,573             1,827,059
     --In Lieu of Cash Distributions....................................................         1,125,401               392,817
 Redeemed...............................................................................        (1,284,354)           (2,477,023)
  Net Increase from Capital Share Transactions..........................................        34,477,620              (257,147)
 Total Increase.........................................................................        38,730,211             1,003,242
Net Assets:
 Beginning of Year......................................................................         7,868,005             6,864,763
 End of Year (including undistributed net investment income of $107,725 and $23,704,
  respectively).........................................................................       $46,598,216           $ 7,868,005

(1)  Shares Issued and Redeemed:
     Shares Issued......................................................................         2,009,663               139,421
     In Lieu of Cash Distributions......................................................            75,945                31,573
     Shares Redeemed....................................................................           (78,219)             (193,752)
                                                                                                 2,007,389               (22,758)



   The accompanying notes are an integral part of the financial statements.

ICM EQUITY PORTFOLIO
FINANCIAL HIGHLIGHTS
Selected Per Share Data & Ratios
For a Share Outstanding Throughout Each Period


                                                                                                            OCTOBER 1,
                                                                                                            1993*** TO
                                                                           YEARS ENDED OCTOBER 31,         OCTOBER 31,
                                                                    -------------------------------------  ------------
                                                                      1997      1996      1995     1994        1993
NET ASSET VALUE, BEGINNING OF PERIOD..............................  $ 14.49    $ 12.14   $10.41   $ 9.94      $10.00
INCOME FROM INVESTMENT OPERATIONS
 Net Investment Income (Loss).....................................     0.28       0.30     0.26     0.20        0.01
 Net Realized and Unrealized Gain (Loss)..........................     4.74       2.76     1.75     0.45       (0.07)
  Total from Investment Operations................................     5.02       3.06     2.01     0.65       (0.06)
DISTRIBUTIONS
 Net Investment Income............................................    (0.25)     (0.28)   (0.26)   (0.18)         --
 Net Realized Gain................................................    (0.99)     (0.43)   (0.02)      --          --
  Total Distributions.............................................    (1.24)     (0.71)   (0.28)   (0.18)         --
NET ASSET VALUE, END OF PERIOD....................................  $ 18.27    $ 14.49   $12.14   $10.41      $ 9.94
TOTAL RETURN+.....................................................    36.98%     26.23%   19.62%    6.63%      (0.60)%*
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (Thousands).............................  $46,598    $ 7,868   $6,865   $3,659      $1,977
Ratio of Expenses to Average Net Assets...........................     0.90%      0.90%    0.92%    0.90%       0.90%*
Ratio of Net Investment Income (Loss) to Average Net
 Assets...........................................................     1.91%      2.30%    2.44%    2.15%       1.06%*
Portfolio Turnover Rate...........................................       31%        57%      37%      17%         11%
Average Commission Rate #.........................................  $0.0599    $0.0661      N/A      N/A         N/A
Voluntarily Waived Fees and Expenses Assumed by the
 Adviser Per Share................................................  $  0.05    $  0.24   $ 0.16   $ 0.21      $ 0.04
Ratio of Expenses to Average Net Assets Including
 Expense Offsets..................................................     0.90%      0.90%    0.90%     N/A         N/A


  * Annualized
 ** Not Annualized
*** Commencement of Operations
  + Total return would have been lower had certain expenses not been waived and expenses assumed by the Advisor during the period.
  # For fiscal years beginning on or after September 1, 1995, a portfolio is required to disclose the average commission rate per share it paid for portfolio trades on which commissions were charged.



   The accompanying notes are an integral part of the financial statements.

                             ICM EQUITY PORTFOLIO

                         NOTES TO FINANCIAL STATEMENTS

UAM Funds, Inc. and UAM Funds Trust (collectively the "UAM Funds") are registered under the Investment Company Act of 1940, as amended. The ICM Equity Portfolio (the "Portfolio"), a portfolio of UAM Funds, Inc., is a diversified, open-end management investment company. At October 31, 1997, the UAM Funds were comprised of forty-two active portfolios. The financial statements of the remaining portfolios are presented separately. The objective of the Portfolio is to provide maximum, long-term total return consistent with reasonable risk to principal, by investing primarily in common stocks of relatively large companies measured in terms of revenues, assets and market capitalization.

A. Significant Accounting Policies:   The following significant accounting
policies are in conformity with generally accepted accounting principles. Such policies are consistently followed by the Portfolio in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

  1. Security Valuation:   Securities listed on a securities exchange for which
  market quotations are readily available are valued at the last quoted sales price as of the close of the exchange on the day the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted securities are valued at the current bid prices. Short-term investments that have remaining maturities of sixty days or less at time of purchase are valued at amortized cost, if it approximates market value. The value of other assets and securities for which no quotations are readily available is determined in good faith at fair value using methods determined by the Board of Directors.

  2. Federal Income Taxes:   It is the Portfolio's intention to qualify as a
  regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

  3. Repurchase Agreements:   In connection with transactions involving
  repurchase agreements, the Portfolio's custodian bank takes possession of the underlying securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is monitored on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

                             ICM EQUITY PORTFOLIO
                  NOTES TO FINANCIAL STATEMENTS--(Continued)

  Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the UAM Funds may transfer their daily uninvested cash balances into a joint trading account which invests in one or more repurchase agreements. This joint repurchase agreement is covered by the same collateral requirements as discussed above.

  4. Distributions To Shareholders:   The Portfolio will normally distribute
  substantially all of its net investment income quarterly. Any realized net capital gains will be distributed annually. All distributions are recorded on ex-dividend date.

  The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments in the recognition of income.

  Permanent book and tax basis differences relating to shareholder distributions resulted in reclassifications of $19,909 to decrease undistributed net investment income, with increases to accumulated net realized gain and paid in capital of $667 and $19,242, respectively.

  Current permanent book-tax differences are not included in ending undistributed net investment income for the purpose of calculating net investment income per share in the financial highlights.

  5. Other:   Security transactions are accounted for on trade date, the date the trade was executed. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Most expenses of the UAM Funds can be directly attributed to a particular portfolio. Expenses which cannot be directly attributed are apportioned among the portfolios of the UAM Funds based on their relative net assets. Custodian fees for the Portfolio have been increased to include expense offsets for custodian balance credits, if any.

B. Advisory Services:   Under the terms of an investment advisory agreement,
Investment Counselors of Maryland, Inc. (the "Adviser"), a wholly-owned subsidiary of United Asset Management Corporation ("UAM"), provides investment advisory services to the Portfolio at a monthly fee calculated at an annual rate of 0.625% of average daily net assets for the month. The Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume expenses, if necessary, in order to keep the Portfolio's total annual operating expenses, after the effect of expense offset arrangements, from exceeding 0.90% of average daily net assets.

C. Administration Services:   UAM Fund Services, Inc. (the "Administrator"), a
wholly-owned subsidiary of UAM, provides and oversees administrative, fund accounting, dividend disbursing

                             ICM EQUITY PORTFOLIO
                 NOTES TO FINANCIAL STATEMENTS -- (Continued)

and transfer agent services to the UAM Funds under a Fund Administration Agreement (the "Agreement"). Pursuant to the Agreement, the Administrator is entitled to receive annual fees, payable monthly, of 0.19% of the first $200 million of the combined aggregate net assets; plus 0.11% of the next $800 million of the combined aggregate net assets; plus 0.07% of the next $2 billion of the combined aggregate net assets; plus 0.05% of the combined aggregate net assets in excess of $3 billion. The fees are allocated among the portfolios of the UAM Funds on the basis of their relative net assets and are subject to a graduated minimum fee schedule per portfolio which rises from $2,000 per month, upon inception of a portfolio, to $70,000 annually after two years. For portfolios with more than one class of shares, the minimum annual fee increases to $90,000. In addition, the Administrator receives a Portfolio-specific monthly fee at an annual rate of 0.06% of average daily net assets of the Portfolio. The Administrator has entered into a Mutual Funds Service Agreement with Chase Global Funds Services Company ("CGFSC"), an affiliate of The Chase Manhattan Bank, under which CGFSC agrees to provide certain services, including but not limited to, administration, fund accounting, dividend disbursing and transfer agent services. Pursuant to the Mutual Funds Service Agreement, the Administrator pays CGFSC a monthly fee. For the year ended October 31, 1997, UAM Fund Services, Inc. earned $89,499 from the Portfolio as Administrator of which $74,736 was paid to CGFSC for their services as sub-Administrator.

D. Custodian:   The Chase Manhattan Bank ("the Bank"), an affiliate of CGFSC, is custodian for the Portfolio's assets held in accordance with the custodian agreement.

E. Distribution Services:   UAM Fund Distributors, Inc. (the "Distributor"), a
wholly-owned subsidiary of UAM, distributes the shares of the Portfolio. The Distributor does not receive any fee or other compensation with respect to the Portfolio.

F. Directors' Fees:   Each Director, who is not an officer or affiliated person, receives $2,000 per meeting attended, which is allocated proportionally among the active portfolios of UAM Funds, plus a quarterly retainer of $150 for each active portfolio of the UAM Funds and reimbursement of expenses incurred in attending Board meetings.

G. Purchases and Sales:   For the year ended October 31, 1997, the Portfolio
made purchases of $37,909,217 and sales of $6,785,166 of investment securities other than long-term U.S. Government and short-term securities. The Portfolio's purchases figure includes $3,872,535 of in-kind transactions. There were no purchases or sales of long-term U.S. Government securities.

H. Line of Credit:   The Portfolio, along with certain other Portfolios of UAM
Funds, collectively entered into an agreement which enables them to participate in a $100 million unsecured line of credit with several banks. Borrowings will be made solely to temporarily finance the repurchase of Capital shares. Interest is charged to each participating Portfolio based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.08% per annum, payable at the end of each calendar quarter, is accrued by

                           ICM EQUITY PORTFOLIO
                 NOTES TO FINANCIAL STATEMENTS -- (Continued)

each participating Portfolio based on its average daily unused portion of the line of credit. During the year ended October 31, 1997, the Portfolio had no borrowings under the agreement.

I. Other:   At October 31, 1997, 52.2% of total shares outstanding were held by
3 record shareholders owning 10% or greater of the aggregate total shares outstanding.

REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors of
UAM Funds, Inc. and Shareholders of
ICM Equity Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of ICM Equity Portfolio (the "Portfolio"), a Portfolio of UAM Funds, Inc., at October 31, 1997, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1997 by correspondence with the custodian and the application of alternative auditing procedures where securities were not yet received by the custodian, provide a reasonable basis for the opinion expressed above.



PRICE WATERHOUSE LLP

Boston, Massachusetts
December 11, 1997



Federal Income Tax Information (Unaudited)

At October 31, 1997, the Portfolio hereby designates $554,677 as a long-term capital gain dividend for the purpose of the dividend paid deduction on its Federal income tax return.

For the year ended October 31, 1997, the percentage of dividends paid that qualify for the 70% dividend received deduction for corporate shareholders is 44.2%.